EXHIBIT 2.2



            PRUDENTIAL ASSET MANAGEMENT ASIA LIMITED
                    DGHA PERSONS AND TRUSTS
                      SEARCH INVESTMENT NV
             HARRIS CHEMICAL AUSTRALIA PTY LIMITED
                        MARSUPIAL L.L.C.
                      MARSUPIAL-II L.L.C.
                        SODA ASH (L) BHD
                      MANAGER SHAREHOLDERS AND

                        IMC GLOBAL INC.









                  SALE AND PURCHASE AGREEMENT
                   PENRICE GROUP OF COMPANIES




                         ANDERSEN LEGAL
                            Lawyers
                            Level 12
                       141 Walker Street North
                    Sydney  NSW  2060
                     Tel: (61+2) 9964 6600
                     Fax: (61+2) 9964 6650
                        Ref: KMS:HAR08004
                        TABLE OF CONTENTS
                         Clause    Page
1. INTERPRETATION
2
1.1 Definitions
2
1.2 General
5
1.3 Vendor Obligations
6
1.4 Reasonableness of costs
6
1.5 Schedules and Annexures
7
2. CONDITION PRECEDENT TO AGREEMENT
7
2.1 Ministerial Consent
7
2.2 Reasonable Best Efforts
7
3. AGREEMENT TO SELL AND BUY
7
3.1 Sale and Purchase
7
3.2 No Encumbrances
7
3.3 Title, Property and Risk
7
3.4 Rights Under HCA Equity Documents
7
3.5 DGHA Repurchase Agreement
8
4. PURCHASE PRICE
8
4.1 Total Purchase Price
8
5. CONDITIONS PRECEDENT TO CLOSING
9
5.1 Conditions Precedent to Obligations of Vendors
9
5.2 Conditions Precedent to Obligations of the Buyer
10
5.3 Termination Rights
12
5.4 Effect of Termination
12
5.5 Consequences of Termination
13
5.6 Termination of Merger
13
5.7 Partly Paid Company Shares
13
6. CLOSING
13
6.1 Time and Place of Closing
13
6.2 Obligations of each Vendor at Closing
13
6.3 Obligations of the Buyer at Closing
15
6.4 Interdependency
15
7. SUPERANNUATION
15

8. REPRESENTATIONS AND WARRANTIES OF THE COMPANY
15
8.1 Organisation of the Company and the Subsidiaries;
Authority15
8.2 Capitalisation of the Company; Ownership
16
8.3 Subsidiaries of the Company
16
8.4 Ability to Carry Out the Agreement
16
8.5 Consents and Approvals
17
8.6 Financial Statements
17
8.7 Title to Properties; Absence of Liens
18
8.8 Litigation
18
8.9 Compliance with Law
19
8.10 Contracts
19
8.11 Brokers and Intermediaries
20
8.12 Tax Matters
20
8.13 Employee Benefits/Superannuation
21
8.14 Intellectual Property
22
8.15 Environmental Matters
23
8.16 Absence of Certain Changes
24
8.17 Employees, Labour Matters, etc
25
8.18 Affiliate Transactions
26
8.19 Availability of Assets and Legality of Use
26
8.20 Insurance
26
8.21 Disclaimer of Other Representations and Warranties;
Knowledge; Disclosure
26
9. REPRESENTATIONS AND WARRANTIES OF VENDORS
27
9.1 Representations and Warranties of DGHA Persons
27
9.2 Representations and Warranties of Prudential
29
9.3 Representations and Warranties of Search
31
9.4 Representations and Warranties of the Manager
Shareholders32
9.5 Disclaimer of Other Representations and Warranties;
Knowledge;
Disclosure
33
9.6 Representations and Warranties
34
10. REPRESENTATIONS AND WARRANTIES OF THE BUYER
34
10.1 Organisation and Authority of the Buyer
34
10.2 Ability to Carry Out the Agreement
34
10.3 Consent and Approvals
35
10.4 Financial Ability to Perform
35
10.5 Brokers and Intermediaries
35
10A. BUYER'S OPTION
35

10A.1 Exercise of Option
35

11. CERTAIN COVENANTS AND AGREEMENTS OF THE COMPANY AND THE
BUYER
35
11.1 Access and Information
35
11.2 Regulatory Filings
36
11.3 Conduct of Business
36
11.4 Dividends; Changes in Stock
36
11.5 Satisfaction of Conditions
36
11.6 Employee Matters
37
11.7 Tax Matters
37
11.8 Announcement
38
12. NON-SURVIVAL OF REPRESENTATIONS AND WARRANTIES; CERTAIN
ACKNOWLEDGMENTS
38
12.1 Non-survival of Representations and Warranties
38
12.2 Information
38
13. COSTS AND STAMP DUTY
39
13.1 Costs Generally
39
14. LIQUIDATED DAMAGES
39

15. NOTICES
39
15.1 Method of Giving Notices
39
15.2 Time of Receipt
40
15.3 Address of Parties
40
16. GENERAL
41
16.1 Amendment
41
16.2 Waiver
41
16.3 Entire agreement
42
16.4 Severability
42
16.5 No Assignment
42
16.6 Further Assurance
42
16.7 Counterparts
42
16.8 Attorneys
42
17. LAW AND JURISDICTION
42
17.1 Governing Law
42
17.2 Submission to Jurisdiction
43
17.3 Status of Prudential
43

SALE AND PURCHASE AGREEMENT made as of 11 December, 1997

PARTIES:

PRUDENTIAL ASSET MANAGEMENT ASIA LIMITED, a British Virgin Islands company having its registered office at PO Box 71, Craigmuir Chambers, Road Town, Tortola, British Virgin Islands, in its capacity as general partner of Prudential Asia Private Equity
Limited Partnership, a Cayman Islands exempted limited partnership
(PAPE);

PRUDENTIAL ASSET MANAGEMENT ASIA LIMITED, in its capacity as manager of certain assets of and attorney-in-fact for The Prudential Insurance Company of America (PICA) (Prudential Asset
Management Asia Limited, collectively in its capacity as general partner of PAPE and as manager of certain assets of and attorneyin-fact for PICA, is referred to herein as Prudential);

DGHA PERSONS AND TRUSTS described in Schedule 1 (DGHA
Persons);

SEARCH INVESTMENT NV of Desguinlei 50, bus 6, B-2018,
Antwerpen,
Belgium (Search);

HARRIS CHEMICAL AUSTRALIA PTY LIMITED (ACN 072 639 902) of c/- D.
George Harris & Associates, Inc., 32nd Floor, 399 Park
Avenue, New
York, New York, United States of America (Company);

MARSUPIAL L.L.C. of c/- D. George Harris & Associates, Inc.,
32nd
Floor, 399 Park Avenue, New York, New York, United States of
America (Marsupial);
MARSUPIAL-II L.L.C. of c/- D. George Harris & Associates,
Inc.,
32nd Floor, 399 Park Avenue, New York, New York, United
States of
America (Marsupial-II);
SODA ASH (L) BHD (a company incorporated in Malaysia with registration No. LL00648) of c/- Prudential Asset Management Asia
Limited, a British Virgin Islands company having its registered office at PO Box 71, Craigmuir Chambers, Road Tow, Tortola, British Virgin Islands (Soda Ash);
MANAGER SHAREHOLDERS described in Schedule 2 (Manager
Shareholders); and
IMC GLOBAL INC. (a corporation organised under the laws of Delaware) of 2100 Sanders Road, Northbrook, Illinois, United States of America (Buyer) or at the Buyer's option, IMC Australia
Merger Sub (a corporation organised under the laws of Delaware) of
2100 Sanders Road, Northbrook, Illinois, United States of
America.
WHEREAS
     Each Vendor is the registered holder of the Sale Stock with the power to dispose of the legal and beneficial interests in the relevant Sale Stock.
     Each Vendor has agreed to sell and the Buyer has agreed to buy the Sale Stock on the terms and conditions set out in this agreement.

THE PARTIES AGREE AND DECLARE AS FOLLOWS:

1.   INTERPRETATION

1.1  Definitions

     In this agreement, unless the context otherwise requires:

     Accounting Principles means the accounting principles, policies and procedures of the Company and its
Subsidiaries,
     as employed by each such Company, which are in conformity
     with GAAP;


     Affiliate means, with respect to any Person, any other
Person
     directly or indirectly Controlling, Controlled by, or under common Control with, such other Person;


     Affiliate Transactions shall have the meaning set forth in clause 8.18;


     Agreement and Plan of Merger means the agreement and plan of merger dated on or around the date hereof among Harris
     Chemical Group, Inc., Buyer and a wholly owned subsidiary of the Buyer;


     Business Day means a day on which banks are open for general banking business in New York and Sydney;


      Closing shall have the meaning set forth in clause
6.1;


     Closing Date shall have the meaning set forth in clause
6.1;


      Commissioner means the Commissioner of Taxation or any person acting on his behalf;

Company Benefits shall have the meaning set forth in clause 11.6;

Company Shares means shares of $1.00 par value in the capital of the Company;

Confidentiality Agreement shall have the meaning set forth in clause 11.1;

Control (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities, by contract or otherwise;

Deed of Consent means the deed of consent dated 12 December
1996 among the Company, Search, Penrice Soda Products Pty
Ltd
and Chase Securities Australia Limited;

Deed of Covenant means the deed of covenant dated 12
December
1996 among Marsupial, Marsupial-II, Soda Ash, Search and the
Company;

DGHA Management Agreement means the management agreement dated 29 March 1996 among the Company, Penrice Soda Products
Pty Ltd and D. George Harris & Associates, Inc.;

Effective Time shall have the meaning given in the Agreement and Plan of Merger;

Employees shall have the meaning set forth in clause 8.17;

Employment Share Plan means the employee share plan adopted by the Company on 29 March 1996 as amended;

Encumbrances shall have the meaning set forth in clause 8.7;

Environmental Law means any federal, state, local or foreign statute, law or regulation, in effect on the date hereof relating to pollution or protection of the environment, health or safety;

Final Termination Date shall be June 30, 1998 or such later date as may be agreed upon in writing by the parties to the Agreement and Plan of Merger and by the parties to this agreement;

GAAP shall mean generally accepted accounting principles in Australia;

Governmental Entity shall mean any federal, state, local or foreign government or any court, administrative agency or commissions or other governmental authority or agency, domestic or foreign;

Hazardous Materials means any hazardous materials, hazardous wastes, hazardous constituents, hazardous or toxic substances, petroleum products (including crude oil or any fraction thereof), defined or regulated as such in or under any Environmental Law;

HCA Equity Documents means the HCA Shareholders Agreement;
Employee Share Plan;  PAMA Option Agreement, Upstream
Letter;
DGHA Management Agreement; HCG Services Agreement; Deed of
Consent and Deed of Covenant;

HCA Shareholders Agreement means the shareholders agreement dated 29 March 1996 as amended among the Company, Marsupial, Marsupial-II, Soda Ash and Search;

HCG Services Agreement means the services agreement dated 29
March 1996 among the Company, Penrice Soda Products Pty Ltd and Harris Chemical Group, Inc.;

IMC Australia Merger Sub means an entity that is wholly owned by the Buyer;

Information Memorandum shall have the meaning set forth in clause 8.21;

Intellectual Property shall have the meaning set forth in clause 8.14;

Manager Company Shares means 552 partly paid A preference
Company Shares;

Marsupial means Marsupial LLC;

Marsupial-II means Marsupial-II LLC;

Material Adverse Effect shall have the meaning ascribed to such term in the Agreement and Plan of Merger;

Marsupial Membership Interest means a membership interest as defined in the Amended and Restated Limited Liability
Company
Agreement establishing Marsupial;

Marsupial-II Membership Interest means a membership interest as defined in the Amended and Restated Limited Liability
Company Agreement establishing Marsupial-II;

Merger shall have the meaning given in the Agreement and Plan of Merger;

PAMA Option Agreement means the PAMA option agreement dated
29 March 1996 among Soda Ash, Marsupial, Marsupial-II,
Harris
Chemical Group, Inc. and D. George Harris & Associates,
Inc.;

Permitted Encumbrances shall have the meaning set forth in clause 8.7;

Person means an individual, corporation, partnership, trust or unincorporated organisation or a government or any agency or political subdivision thereof;

Property and Properties shall have the meaning set forth in clause 8.15;

Purchase Price means US$54,000,000.00;

Records means originals and copies, in machine readable or printed form, of all books, files, reports, records, correspondence, documents and other material of the Company and the Subsidiaries;

Reference Balance Sheet shall have the meaning set forth in clause 8.6;

Reference Balance Sheet Date shall have the meaning set forth in clause 8.6;

Returns means all returns, reports, estimates, information returns and statements of any nature with respect to Taxes;

Sale Stock means in respect of the Manager Shareholders the Manager Company Shares, in respect of Search the Search Company Shares, in respect of the DGHA Persons the Marsupial Membership Interests and the Marsupial-II Membership Interests and in respect of Prudential as general partner of PAPE, 211 Soda Ash Shares and 211/261 of the Soda Ash Indebtedness and, in respect of Prudential as the manager of certain assets of, and attorney-in-fact for, PICA, 50 Soda Ash Shares and 50/261 of the Soda Ash Indebtedness;

Search Company Shares means 8,272 B preference Company
Shares;

Significant Business shall have the meaning ascribed to such term in the Agreement and Plan of Merger;

Soda Ash means Soda Ash (L) BHD;

Soda Ash Indebtedness means all indebtedness owed by Soda
Ash
to Prudential as general partner of PAPE and as manager of certain assets of, and attorney-in-fact for, PICA, as of Closing;

Soda Ash Shares means 261 shares of US$1.00 each in the capital of Soda Ash ;

Stockholder Entity means each of Marsupial, Marsupial-II and Soda Ash;

Subsidiaries means each of the subsidiaries of the Company and any corporation, joint venture, partnership or other entity of which the Company, directly or indirectly, owns or controls shares (or other equity interests) representing more than fifty per cent (50%) of the general voting power under ordinary circumstances of such entity and Subsidiary means any of those subsidiaries;

Superannuation Fund means the Penrice Soda Products
Superannuation Fund established by trust deed dated
8 June 1989;

Superannuation Law means any law relating to superannuation which applies or has at any time applied to or in respect of the Company including the Superannuation Guarantee
(Administration) Act 1992 (Cth) and the Superannuation
Industry (Supervision) Act 1993 (Cth);

Tax means any present or future tax, levy, impost, deduction, charge, duty or withholding of whatever kind, whether direct or indirect and whether arising under the Tax Act or otherwise, including income tax, capital gains tax, recoupment tax, land tax, sales tax, payroll tax, tax instalment deduction, fringe benefits tax, group tax, profit tax, interest tax, property tax, undistributed profits tax, withholding tax, municipal rates, stamp duty, import duty (and any related interest, penalty, fine or expense in connection with any of them) levied or imposed by any Governmental Entity;

      Tax Act means the Income Tax Assessment Act 1936
(Cth);
     Tax Assessment means any assessment of any Tax by any Tax
     Authority;
     Tax Authority means in respect of any Tax, the person who
     administers the imposition and collection of that Tax and
     includes the Commissioner;
     Upstream Letter means the letter dated on or about 12 December 1996 among Prudential, Search Capital Partners Limited and the DGHA Persons; and Vendor means Prudential, as general partner of PAPE, in respect of 211 Soda Ash Shares, Prudential as the manager of
     certain assets of, and attorney-in-fact for, PICA, in respect of 50 Soda Ash Shares, DGHA Persons in respect of the Marsupial Membership Interests and the Marsupial-II Membership Interests, Search in respect of the Search
Company
     Shares and the Manager Shareholders in respect of the Manager
     Company Shares.
1.2  General
     In this agreement, unless the context otherwise requires:
         (a) a reference to any legislation or legislative provision includes any statutory modification or reenactment
    of, or legislative provision substituted for, and any subordinate legislation issued under, that legislation or legislative provision;

         (b) the singular includes the plural and vice versa;

         (c)  a reference to an individual or person
includes a
    corporation, partnership, joint venture, association, authority, trust, state or government and vice versa;

         (d)  a reference to any gender includes all
genders;

        (e) a reference to a recital, clause, schedule, annexure or exhibit is to a recital, clause, schedule, annexure, or exhibit of or to this agreement;

         (f) a reference to a party is a reference to a party to
    this agreement and includes that party's executors, administrators, successors and permitted assigns;

         (g) where an expression is defined, another part of
    speech or grammatical form of that expression has a corresponding meaning;

         (h) a reference to a bankruptcy or winding up includes
    bankruptcy, winding up, liquidation, dissolution, becoming an insolvent under administration (as defined in section 9 of the Corporations Law), being placed in receivership and the occurrence of anything analogous or having a substantially similar effect to any of those conditions or matters under the law of any applicable jurisdiction, and to the procedures, circumstances and events which constitute any of
    those conditions or matters

         (i) where an expression is defined anywhere in this
    agreement, it has the same meaning throughout;

         (j) a reference to any instrument (such as a deed, agreement or document) is to that instrument (or, if required
    by the context, to a part of it) as amended, novated, substituted or supplemented at any time and from time to time
    provided that no such amendment, novation, substitution or supplement shall have any affect for purposes of this agreement unless approved in writing by all parties hereto;
         (k) subsidiary has the meaning given to it in Division
    6 of Part 1.2 of the Corporations Law;
         (l) including and similar expressions are not and must
    not be treated as words of limitation;
         (m) a reference to dollars or $ is to the currency of
    Australia;
         (n) the table of contents and headings are for convenience only and do not affect interpretation; and
         (o)  the Soda Ash Shares and the Soda Ash
Indebtedness
    are held by Prudential in its capacity as General
Partner of
    PAPE and in its capacity as Manager of certain assets of and attorney-in-fact for PICA.
1.3  Vendor Obligations
     (a) An agreement, representation or warranty in favour of
          two or more Persons is for the benefit of them jointly
          and severally.
     (b) An agreement, representation or warranty on the part of the Vendor binds each of them severally and not jointly
          and severally. No Vendor is responsible for the obligations of any of the other Vendors.
1.4  Reasonableness of costs
     Where any costs are to be incurred by one party and borne by another under this agreement, those costs must be reasonable and proper.

1.5  Schedules and Annexures

     The schedules and annexures form part of this agreement.

2.   CONDITION PRECEDENT TO AGREEMENT

2.1  Ministerial Consent

     This agreement (other than clause 13) shall be of no force or effect unless and until:


     (a) the Buyer has obtained the consent of the Minister under
          Section 87 of the Mining Act 1971 (SA).


     (b) The Treasurer of the Commonwealth of Australia ceasing to have power under the Foreign Acquisitions and Takeovers Act 1975 to make any order prohibiting the
          implementation of the transactions contemplated by this
          agreement by reason either of the lapse of time or the
          Treasurer having decided (and notified the affected
          party accordingly) that the government of the Commonwealth of Australia has no objection to the transactions contemplated by this agreement.


2.2  Reasonable Best Efforts
     The Buyer shall use its reasonable best efforts to procure the fulfilment of the conditions in clause 2.1. If the conditions are not fulfilled by the Closing Date, then the
     provisions of clauses 5.4 and 5.5 shall apply.
3.   AGREEMENT TO SELL AND BUY
3.1  Sale and Purchase
     The Vendor agrees to sell and transfer to the Buyer and the
     Buyer agrees to buy from the Vendor, on the terms and conditions of this agreement, the Sale Stock.
3.2  No Encumbrances
     The Sale Stock must be transferred free from any Encumbrance or third party interest and with all benefits, rights and
     entitlements (including dividend rights) attached or accruing to them on and from the date of this agreement and otherwise on the terms and conditions of this agreement.
3.3  Title, Property and Risk
     The title to, property in and risk in respect of the Sale
     Stock:

      (a)  until Closing remains solely with the Vendor; and

     (b)  passes to the Buyer on and from Closing

3.4  Rights Under HCA Equity Documents

     Each of the Vendors, Marsupial, Marsupial-II and Soda
Ash
     hereby waives any rights it may have under the HCA
Equity
     Documents in connection with the disposal of the Sale
Stock
     to the Buyer as contemplated by this agreement.


3.5  DGHA Repurchase Agreement


     The Company and Marsupial-II agree, and Marsupial, Soda
Ash,

     Search, the DGHA Persons and Prudential acknowledge, that the provisions of clause 2(c) of the DGHA Repurchase
Agreement

     dated 29 March 1996 among the Company and Marsupial II
(DGHA

     Repurchase Agreement) will apply to the transactions

     contemplated by this agreement notwithstanding that any Exit

     Event (as defined in the DGHA Repurchase Agreement) may occur in the period set out in clause 2(b) of the DGHA
Repurchase

     Agreement.

4.   PURCHASE PRICE

4.1  Total Purchase Price

     The consideration payable for the Sale Stock is as follows:

          (a) to DGHA Persons in respect of the Marsupial Membership Interests in the aggregate amount of US$3,938,081 payable to each such person in accordance
          with the percentage interest indicated across from that
          name on Schedule 1 plus, if the Closing shall not have
          occurred on or before 1 April, 1998 a proportional amount, measured on a month by month basis, equal to the
          result of the following formula: X((P/365)Y), where X
          is the number of days after 31 March, 1998 that the
          Closing
          shall occur, P is the Applicable Interest Rate and Y is
          US$3,938,081.  As used herein, the term
"Applicable
          Interest Rate" shall mean, for the period from 1
April,
          1998 through April 30, 1998, 15%, for the period from 1
          May, 1998 through 31 May, 1998, 17% and for the period
          commencing 1 June, 1998, 19%;

     (b) to DGHA Persons in respect of the Marsupial-II Membership Interests in the aggregate amount of US$3,805,841 payable to each such person in accordance
          with the percentage interest indicated across from that
          name on Schedule 1 plus, if the Closing shall not have
          occurred on or before 1 April, 1998, a
proportional
          amount, measured on a month by month basis, equal to the
          result of the following formula: X((P/365)Y), where X
          is the number of days after 31 March, 1998 that the
          Closing shall occur, P is the Applicable Interest
Rate
          and Y is US$3,805,841;

     (c)  to Prudential in respect of the Soda Ash Shares
and the
          Soda Ash Indebtedness, US$33,639,901 plus, if the Closing shall not have occurred on or before 1
April,
          1998, an amount, measured on a month by month
basis,
          equal to the result of the following formula:
          X((P/365)Y), where X is the number of days after
31
          March, 1998 that the Closing shall occur, P is the Applicable Interest Rate and Y is US$33,639,901;

     (d) to Search in respect of the Search Company Shares, US$10,035,677 plus, if the Closing shall not have occurred on or before 1 April, 1998, an amount, measured
          on a month by month basis, equal to the result of the
          following formula: X((P/365)Y), where X is the number
          of days after 31 March, 1998 that the Closing shall
          occur, P is the Applicable Interest Rate and Y is US$10,035,677; and

     (e) to the Manager Shareholders in respect of the Manager
          Company Shares in the aggregate US$669,692 payable to
          each such person in accordance with the
shareholding
          indicated across from that name on Schedule 2 plus, if
          the Closing time shall not have occurred on or before
          April 1, 1998, a proportional amount, measured on a
          month by month basis, equal to the result of the following formula: X((P/365)Y), where X is the number
          of days after March 31, 1998 that the Closing shall
          occur, P is the Applicable Interest Rate and Y is US$669,692. For the avoidance of doubt the parties
          acknowledge that this payment is additional to that set
          forth in clause 6.3(b).

5.   CONDITIONS PRECEDENT TO CLOSING

5.1  Conditions Precedent to Obligations of Vendors

     The obligation of the Vendors to consummate the transactions described in clause 6 hereof is subject to the fulfilment of each of the following conditions prior to or at the
Closing:

     (a)  Representations and Warranties

          None of the representations and warranties of the Buyer
          contained or referred to herein that is qualified as to
          materiality shall be untrue or incorrect in any respect
          and at the Effective Time such representations and warranties shall be true and correct as though made at
     the Effective Time, except for changes specifically permitted by this agreement or resulting from any transaction expressly consented to in writing by the Company; none of such representations or warranties that
     are not so qualified shall be untrue or incorrect in any
     material respect and at the Effective Time such representations and warranties shall be true and correct
     in all material respects as though made at the Effective
     Time, except for changes specifically permitted by this agreement or resulting from any transaction expressly consented to in writing by the Company.
(b)  Agreements
     The Buyer shall have performed and complied in all material respects with all its undertakings and agreements required by this agreement to be performed
or
     complied with by the Buyer prior to or at the Closing.
(c)  No Injunction
     No injunction, restraining order or decree of any nature
     of any court or governmental or regulatory authority shall exist against the Buyer, the Company, any Subsidiary or any of their respective Affiliates, or any
     of the principals, officers or directors of any of them,
     that restrains, prevents or materially changes the transactions contemplated hereby.
(d)  Consents
     All material consents, approvals and authorisations of Governmental Entities, and all material filings with
and
     notifications of Governmental Entities or other entities
     which regulate the businesses of the Company, the Subsidiaries or the Buyer, necessary on the part of the Company, any Subsidiary or the Buyer, or their respective Affiliates, to the execution and delivery of this agreement and the consummation of the transactions contemplated hereby are listed on Schedule 5.1(d), and shall have been obtained or effected (and all applicable
     waiting periods, if any, including any extensions thereof, under any applicable law, statute, regulation or rule, if applicable, shall have expired or terminated, as applicable).
(e)  Miscellaneous Closing Deliveries
     The Vendors shall have received each of the following:
      (i) all documents, instruments and other closing deliveries specified herein; and
     (ii) such evidence as the Vendor may reasonably request in order to establish:
          (A) the corporate power and authority of the Buyer
               to consummate the transactions contemplated by
               this agreement; and
          (B) compliance with the conditions of Closing set forth herein; and
     (iii) a certificate pursuant to section 206(6) of the Corporations Law in connection with the provision of financial assistance by the
Company as
               contemplated by this agreement; and
     (f)  Closing of Merger
          Closing under the Agreement and Plan of Merger taking
          place simultaneously with Closing under this agreement.
5.2  Conditions Precedent to Obligations of the Buyer
     The obligation of the Buyer to consummate the transactions described in clause 6 hereof is subject to fulfilment of each of the following conditions prior to or at the Closing:
     (a)  Representations and Warranties
          (x) None of the representations and warranties of the
          Company contained or referred to herein that are qualified as to Material Adverse Effect shall be untrue
          or incorrect in any respect and at the Effective
Time
          such representations and warranties shall be true and
          correct at the Effective Time as though made at the
          Effective Time, except for changes therein specifically
          permitted by this agreement or resulting from any transaction expressly consented to in writing by the
          Buyer; (y) none of such representations or warranties
          that is not so qualified shall be untrue or incorrect in
          such a manner as to cause a Material Adverse
Effect and
          at the Effective Time such representations and warranties shall be true and correct as though made at
          the Effective Time except for changes:
          (i)  specifically permitted by this agreement; or
          (ii) resulting from any transaction expressly consented
               to in writing by the Buyer; or
          (iii)     that do not have a Material Adverse
Effect.
               (it being understood that for purposes of this
               clause (y) qualifications in the
representation and
               warranties as to materiality shall be
disregarded).
     (b)  Agreements
          The Company shall have performed and complied in all
          respects with all of its undertakings and agreements
          required by this agreement to be performed or complied
          with by it prior to or at the Closing provided that the
          non-compliance of an undertaking or agreement, other
          than in the case of uncured or unremedied noncompliance
          with clause 11.4 at any time shall not constitute a
          failure of the condition contained in this clause
5.2(b)
          if such non-compliance is not a material breach of such
          undertaking or agreement or if such noncompliance, both
          alone and in conjunction with all other such non-compliances, has not had a Material Adverse
Effect.
     (c)  The Company's Certificate
          The Buyer shall have been furnished with a certificate
          of an authorised officer of the Company, dated the Closing Date, certifying to the effect that the conditions contained in clauses 5.2(a), (b) and (f) have been fulfilled.
(d)  No Injunction
     No injunction, restraining order or decree of any court or governmental or regulatory authority shall exist against the Buyer, the Company, any Subsidiary or any of
     their respect Affiliates, or any of the principals, officers or directors or any of them, that restrains, prevents or materially changes the transactions contemplated hereby.
(e)  Consents
     All material consents, approvals and authorisations of Governmental Entities, and all material filings with
and
     notifications of Governmental Entities or other entities
     which regulate the businesses of the Company, the Subsidiaries or the Buyer necessary on the part of the Company, any Subsidiary or the Buyer, or their respective Affiliates, to the execution and delivery of this agreement and the consummation of the transactions contemplated hereby are listed on Schedule 5.2(e), and shall have been obtained or effected (and all applicable
     waiting periods, if any, including any extensions thereof, under any applicable law, statute, regulation or rule, shall have expired or terminated, as applicable).
(f)  No Material Adverse Change
     Since the Reference Balance Sheet Date, except as set forth on Schedule 5.2(f), there shall have been no material adverse change in the financial condition or results of operations of any Significant Business.
(g)  Miscellaneous Closing Deliveries
    The Buyer shall have received each of the following:
      (i) all documents, instruments and other closing deliveries specified herein; and
     (ii) such evidence as the Buyer may reasonably request in order to establish
          (A) the corporate power and authority of the Company to consummate the transactions contemplated by this agreement; and
          (B) compliance with the conditions of Closing set forth herein; and
     (iii) a certificate pursuant to section 206(6) of the Corporations Law in connection with the provision of financial assistance by the Company as
          contemplated by this agreement.

(h)  HCA Equity Documents

     The Buyer shall have received confirmation that the HCA
     Equity Documents have been terminated with effect on and
     from Closing;

(i)  Closing of Merger

          Closing under the Agreement and Plan of Merger taking
          place simultaneously with Closing under this agreement;
          and

     (j)  Vendors' Certificate
          The Buyer shall have been furnished with a certificate
          of an authorised signatory of each Vendor, dated the
          Closing Date, certifying to the effect that the condition contained in clause 9.6 has been fulfilled.
5.3  Termination Rights
     This agreement may be terminated and abandoned at any time prior to the Effective Time:
     (a) by the mutual written consent of the Buyer and all of
          the Vendors;
       (b) by the Buyer or the Vendors, who together hold a majority of the direct or indirect equity interest in
          the Company, if the transactions contemplated hereby are
          not consummated on the Final Termination Date;

     (c) by the Buyer, if the Company or any Vendor shall have
          breached any of its representations, warranties or obligations hereunder, but only if such breach is continuing on the Final Termination Date and only if
          such breach shall have a Material Adverse Effect;
and

     (d) by the Vendors acting unanimously, if the Buyer or IMC
          Australia Merger Sub shall have breached any of its
          representations or warranties or obligations hereunder,
          but only if such breach is continuing on the Final Termination Date and only if such breach shall have a
          material adverse effect on the Buyer's ability to perform its obligations under the agreement.

5.4  Effect of Termination

     In the event of termination of this agreement by either the
     Vendors or the Buyer as provided in clause 5.3, this agreement shall forthwith become void and there shall be no
     liability or obligation on the part of the Vendors or the
     Buyer or their respective officers or directors, except with respect to clauses 5.5, 8.11, 10.5, 13 and 14. No termination of this Agreement under paragraphs (c) and
(d) of
     clause 5.3 shall constitute a waiver of any rights of the
     party exercising such right of termination.

5.5  Consequences of Termination

     If this agreement is terminated under clause 5.3 then, in
     addition to any other rights, powers or remedies provided by law:

     (a) each party is released from its obligations to further perform this agreement except those imposing on it obligations of confidentiality;

     (b) each party retains the rights it has against any other party in respect of any past breach; and

     (c)  the Buyer must return to each Vendor or to the
Vendor's
          representative all documents and other materials
in any
          medium in its possession, power or control which
contain
          information relating to the Company, or any
Subsidiary,
          or any Stockholder Entity.
5.6  Termination of Merger
     This agreement will terminate and shall forthwith
become void
     in the event that the Agreement and Plan of Merger
terminates
     for any reason and the provisions of clauses 5.4 and
5.5
     will apply in that instance.
5.7  Partly Paid Company Shares
     Marsupial, Marsupial-II, Soda Ash and Search agree to cause the rights attaching to the partly paid A preference
Company
     Shares to be amended with effect on and from Closing so that the obligation to pay up all unpaid amounts is deferred for a period of 5 years, and must (without limitation):
        (a) convene a shareholders meeting of the Company accordingly; and
        (b) vote in favour of a resolution effecting such amendment.

6.   CLOSING

6.1  Time and Place of Closing

     The closing of the sale and purchase of Sale Stock provided for herein (Closing) will occur at the offices of Andersen
     Legal at Level 12, 141 Walker Street, North Sydney at
10.00am
     (local time) on the date which is two (2) Business Days following satisfaction of the conditions precedent in clauses
     2.1, 5.1 and 5.2 or at any other time or place agreed in
     writing by the parties (the date of the Closing being the
     Closing Date).

6.2  Obligations of each Vendor at Closing

     (a) At Closing each Vendor (as appropriate) must deliver to the Buyer or its solicitors executed transfers and other
          appropriate transfer documentation in favour of the
          Buyer of all the Sale Stock together with the share
          certificates or stock certificates (as the case may be)
          or other evidence of or for the Sale Stock and any consents which the Buyer reasonably requires to obtain
          registration of those transfers;  and

       (b) At Closing each Vendor (as appropriate) must use reasonable best efforts to cause:

          (i) the board of directors of the Company to direct
               that (subject to the payment of stamp duty) the
               transfer of the Search Company Shares and the Manager Company Shares is registered;

          (ii) the board of directors of Soda Ash to direct that
               the transfer of the Soda Ash Shares is
registered;

          (iii)     the delivery to the Buyer or its
solicitors of
               the Records of each Company and Subsidiary
(which,
               with the exception of common seals and
company
               registers, may be done by leaving them at the premises occupied by the relevant Company or Subsidiary in the custody of any employee of the
               Company or any Subsidiary);
          (iv) the delivery to the Buyer or its solicitors of duly
               completed and signed bank authorities
authorised by
               the board of directors of each Company and Subsidiary directed to the Company's bankers authorising the operation of each of the
Company's
               and the Subsidiary's bank accounts by
nominees of
               the Buyer
          (v) subject to the articles of association of each
               Company, Subsidiary and Soda Ash, the
appointment
               to the board of directors of each Company, Subsidiary and Soda Ash, of the Buyer's nominees
               and the resignation from those boards, on terms
               that the persons resigning have no claim against
               the relevant Company or Subsidiary or Soda
Ash for
               past services, loss of office or wrongful termination, of the then-existing directors but so
               that a properly constituted board of
directors is
               in existence at all times;
          (vi) the amendment of the Amended and Restated
Limited
               Liability Company Agreement of, respectively, Marsupial and Marsupial-II so as to cause the
Buyer
               to own all of the Marsupial Membership
Interests
               and Marsupial-II Membership Interests upon consummation of the Closing; and
          (vii) the appointment as secretary and public officer of each Company and Subsidiary of the Buyer's nominees and the resignation from those
               positions of the then-existing secretary and public
               officer in such form as the Buyer requires.
     (c)  The Buyer may, not later than fourteen (14)
Business
          Days prior to the Closing Date, give written notice to
          Prudential requiring Prudential to capitalise the Soda
          Ash Indebtedness with effect on and from Closing and,
          upon receipt of such notice, Prudential must take all
          steps necessary to convert the Soda Ash
Indebtedness to
          share capital or amounts paid in respect of share capital in Soda Ash in a manner which will have no adverse tax consequences to Soda Ash and the provisions
          of this agreement applying to the transfer of Soda
Ash
          Shares will be deemed to apply also to any share capital
          in Soda Ash issued in connection with the conversion of
          the Soda Ash Indebtedness.

6.3  Obligations of the Buyer at Closing

     At Closing, the Buyer must:

     (a) pay by telegraphic transfer in immediately available
          funds to each Vendor the Purchase Price as set out in
          clause 4.1; and

     (b)  pay in immediately available funds an aggregate
amount
          of US$1,910,808 to the Manager Shareholders (to be apportioned as agreed separately by way of letter)
plus,
          if the Closing time shall not have occurred on or
before
          1 April, 1998, an amount, measured on a month by
month
          basis, equal to the result of the following
formula:
          X((P/365)Y), where X is the number of days after
31
          March, 1998 that the Closing shall occur, P is the Applicable Interest Rate and Y is US$1,910,808 in consideration for the Manager Shareholders hereby agreeing to relinquish and waive all rights in relation
          to the issue by the Company of B ordinary Company
          Shares.

6.4  Interdependency

     The obligations of the parties in respect of Closing are
     interdependent. All things or actions required to be done at
     Closing will be treated as having taken place simultaneously and (unless the Vendor and the Buyer agree in writing to the contrary) no delivery or payment will be treated as having been made until all deliveries and payments due to be made at
     Closing have been made. Closing will be taken for all purposes not to have occurred unless and until all those
     deliveries and payments have been made unless all of the
     parties agree in writing to the contrary.

7.   SUPERANNUATION

     Each Vendor must do everything reasonably required by the
     Buyer to put the Buyer or its nominee in the same position at
     Closing as regards control of or influence over the administration of the Superannuation Fund as such
Vendor is
     in on the date of this agreement.

8.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     Except as otherwise set forth in any Schedule hereto, the
     Company represents and warrants to the Buyer with respect to itself and its Subsidiaries:

8.1  Organisation of the Company and the Subsidiaries;
Authority

     The Company and each Subsidiary is a corporation duly organised, validly existing and in good standing under the
     laws of its jurisdiction of organisation and has all the
     requisite corporate power and authority to carry on its business as now being conducted and to own and use the properties owned and used by it. Except as disclosed on
     Schedule 8.1, the Company and each of its Subsidiaries is
     qualified to do business in each jurisdiction in which the nature of its business requires it to be so qualified, except to the extent the failure to so qualify has not had, and
     would not reasonably be expected to have, a Material
Adverse
     Effect. The execution and delivery of this agreement and the consummation of the transactions contemplated hereby have
     been duly authorised by all requisite corporate action on the part of the Company. Assuming the due authorisation, execution and delivery hereof by the parties hereto other
     than the Company, this agreement has been duly executed and delivered by the Company and constitutes the valid, binding and enforceable obligation of the Company, except as such
     enforceability may be limited by bankruptcy, insolvency,
     reorganisation or similar laws affecting creditors' rights generally or by general equitable principles.

8.2  Capitalisation of the Company; Ownership

      The authorised and issued capital of the Company is set
     forth on Schedule 8.2(a).  Except as disclosed on
     Schedule 8.2(a), all of the issued shares of the Company are duly authorised, validly issued and fully paid .
Except as
     disclosed on Schedule 8.2(a) there are no outstanding options, warrants or other rights of any kind to acquire any
     additional shares of the Company or securities convertible into or exchangeable for, or which otherwise confer on the holder thereof any right to acquire any such additional shares, nor is the Company committed to issue any such option, warrant, right or security. The legal ownership of
     the issued capital of the Company is as set forth on Schedule
     8.2(b).

8.3  Subsidiaries of the Company

     Schedule 8.3 sets forth the Subsidiaries of the Company and the Company's equity interest in each such Subsidiary.
Except
     as set forth on Schedule 8.3, all issued share capital or
     other equity interests of each Subsidiary owned by the Company is owned free and clear of any and all liens, claims,
     security interests or options, except for restrictions on
     transfer under federal and state securities laws. All shares of each Subsidiary which is a corporation have been validly issued and are fully paid. There are no outstanding options, warrants or other rights of any kind to acquire any additional shares of any Subsidiary or securities convertible
     into or exchangeable for any additional shares of any Subsidiary, nor is any Subsidiary committed to issue any such
     option, warrant, right or security. There are no outstanding options, warrants or other rights of any kind to acquire any additional equity interests of any Subsidiary, nor is any
     Subsidiary committed to issue any such option, warrant or
     right. Except as set forth on Schedule 8.3, the Company does not have, directly or indirectly, any equity interest in any other corporation, joint venture, partnership, limited liability company or other entity.

8.4  Ability to Carry Out the Agreement

     Except as disclosed on Schedule 8.4, neither the Company nor any Subsidiary is subject to or bound by any provision of:

      (a) any law, statute, rule, regulation, or judicial or
          administrative decision;

     (b) any articles or certificate or incorporation or by-laws;

     (c) any mortgage, deed of trust, lease, note, stockholders'
          agreement, partnership agreement, bond, indenture, license, permit, trust, other material instrument
or
          agreement; or

     (d) any judgment, order, writ, injunction, or decree of any court, governmental body, administrative agency or arbitrator,

     that would prevent or be violated by or under which there
     would be a conflict, breach or default as a result of, nor is there required any consent of any Person under any contract or agreement required to be disclosed on and actually disclosed on Schedule 8.4 which has not been obtained for,
     the execution, delivery and performance by the Company of
     this agreement and the transactions contemplated hereby,
     other than any violations, defaults or failures to obtain
     consents which have not had and are not reasonably likely to have a Material Adverse Effect or a material adverse effect on the ability of the Company to perform its obligations
     under this agreement.

8.5  Consents and Approvals
     Except as set forth on Schedule 8.5, no consent,
approval,
     order or authorisation of, or registration, declaration
or
     filing with, any Governmental Entity, is required by or
with
     respect to the Company or any of its Subsidiaries in connection with the execution and delivery of this agreement
     by the Company or the consummation by the Company of
the
     transactions contemplated hereby, the failure of which
to
     obtain would have a Material Adverse Effect.
8.6  Financial Statements
        (a)  Attached hereto as Schedule 8.6 are copies of:
          (i)  the audited balance sheet for the Company  on
a
               consolidated basis with the Subsidiaries as
of 30
               June 1997
          (ii) the interim balance sheet for the Company on
a
               consolidated basis with the Subsidiaries (the Reference Balance Sheet) as of 30 September
1997
               (the Reference Balance Sheet Date);
          (iii) the audited profit and loss and income statements for the Company on a consolidated basis
               with the Subsidiaries for the fiscal year ended 30
               June 1997; and
          (iv) interim profit and loss and income statements for
               the Company on a consolidated basis with the Subsidiaries.
          Each of the Reference Balance Sheet and the profit and
          loss and income statements is attached hereto as part of
          Schedule 8.6 and, except as disclosed on Schedule
8.6,
          has been prepared in conformity with the Accounting
          Principles and fairly present (subject, in the case of
          the unaudited statements, to normal, audit adjustments,
          none of which were or are expected, individually or in
          the aggregate, to be material in amount) the consolidated financial position of the Company and its
          Subsidiaries as at the dates thereof and the consolidated results of their operations for the periods
          then ended.
     (b) Except for liabilities or obligations reflected or reserved against in the Reference Balance Sheet or reflected in the Schedules hereto, to the knowledge of
          the Company, neither the Company nor any of the Subsidiaries has any material liabilities, whether absolute, accrued, contingent or otherwise, that would
          be required by the Accounting Principles to be reflected
          on the balance sheets of the Company and the Subsidiaries, that is not reflected or reserved against
          in the Reference Balance Sheet or the Schedules hereto,
          except for liabilities or obligations incurred in the
          ordinary course of business consistent with past practice since the Reference Balance Sheet Date.
8.7  Title to Properties; Absence of Liens
     Except as disclosed on Schedule 8.7(a) the Company and each
     Subsidiary:
     (a) has good and marketable title to all of its owned real properties;
     (b) possesses a valid leasehold interest in its leased real properties; and
     (c) has title to, or subsisting leasehold interests in, all of its personal properties and assets used solely in the
          business of the Company or such Subsidiary or reflected
          on the Reference Balance Sheet (except for property and
          assets disposed of since the Reference Balance
Sheet
          Date or acquired since the Reference Balance Sheet
Date
          and required by the Accounting Principles to be recorded
          on the balance sheets of the Company or the Subsidiaries), free and clear of any liens, security
          interests and other encumbrances (Encumbrances), except
          for:
           (i)  Encumbrances set forth on Schedule 8.7(b
          (ii) Encumbrances reflected in the Reference
Balance
               Sheet or created in the ordinary course of business
               subsequent to the Reference Balance Sheet
Date and
               which are not material;
          (iii)     Encumbrances securing indebtedness of
less
               than $250,000 of record or otherwise that do not
               and will not materially interfere with the present
               use by the Company or the Subsidiaries of the property subject thereto or affected thereby
or
               which otherwise have not had a Material
Adverse
               Effect;
            (iv) Encumbrances for taxes, assessments or
               governmental charges, or landlords',
mechanics',
               workmen's, materialmen's or similar liens, in each
               case that are not delinquent or which are being
               contested in good faith;

          (v) Encumbrances that are reflected in the title reports or surveys, if any, delivered or otherwise
               made available to the Buyer in connection with the
               transactions contemplated hereby; and

          (vi) Encumbrances incurred in the ordinary course of
               business (such Encumbrances listed in clauses
(i)
               to (vi) above being referred to herein as Permitted
               Encumbrances).

          Neither the whole nor any part of the owned real properties or any real property leased, used or occupied
          by the Company is subject to any pending suit for condemnation or other taking by any public authority or
          other Person, and, to the knowledge of the Company, no
          such condemnation or other taking is threatened or contemplated.

8.8  Litigation

     Except as disclosed on Schedule 8.8 there is no action, suit or proceeding pending or, to the knowledge of the Company, threatened against the Company or any Subsidiary at law, in equity or otherwise, in, before, or by any court or governmental agency or authority which is reasonably likely
     to have a Material Adverse Effect.

8.9  Compliance with Law

     Except as disclosed on Schedule 8.9, to the knowledge of the
     Company, the business of the Company and the Subsidiaries is being conducted in all material respects in compliance with all laws, ordinances and regulations and other requirements of any governmental entity applicable to the Company and the
     Subsidiaries. All governmental approvals, permits and licenses required by the Company and each Subsidiary in connection with the conduct of their respective businesses
     have been obtained and are in full force and effect and are being complied with in all material respects.

8.10 Contract

     (a) Schedule 8.10 sets forth each written contract or agreement outstanding as of the date hereof to which the
          Company or any Subsidiary is a party and which:

          (i) involves future payment or receipt of in excess of
               $250,000 or future performance or receipt of services or delivery or receipt of goods and materials, in each case with an aggregate value in
               excess of $250,000 including but not limited to
               sale and purchase agreements, distributorship agreements and loan agreements, notes and other
               financing documents but excluding soda ash, salt
               and quarry stone sales agreements which have a term
               of less than twelve (12) months;

          (ii) is a guarantee in respect of indebtedness of any
               Person (other than the Company or its
Subsidiaries)
               which may involve future payment in excess of $250,000 or is a mortgage, security agreement
or
               other collateral arrangement securing
indebtedness
               of any Person (other than the Company or its Subsidiaries) in excess $250,000 and creating Encumbrances on properties and assets of the Company or its Subsidiaries with an aggregate value
               in excess of $250,000;

          (iii)     is a lease providing for monthly rental
               payments in excess of $5,000 (exclusive of charges
               for taxes, insurance, utilities, maintenance and
               repair);

          (iv) is an employment or consulting contract pursuant to
               which the Company or its Subsidiaries may reasonably be expected to make payment in excess of
               $100,000 in 1997 or thereafter;

          (v) is a technology license agreement material to the
               business of the Company and its Subsidiaries, taken
               as a whole or any Significant Business;

               (vi) (A)  limits the Company's or any
Subsidiary's
                    freedom to compete in any line of
business or
                    in any geographical area or with any
person or
                    entity; or

               (B)  prohibits the Company or any of its
                    Subsidiaries from disclosing any
confidential
                    information where such prohibition is
likely
                    to have a Material Adverse Effect;

          (vii)     is a contract or commitment to sell,
lease or
               otherwise dispose of any material asset other than
               in the ordinary course of business consistent with
               past practice; or

          (viii)    is any other material agreement,
contract,
               commitment or series of related agreements, contracts or commitments which, in any case, is
               subject to change of control provisions or involves
               payments or receipts of more than $250,000 over the
               life of such agreements, contracts or
commitments;
               or

          (ix) any contract or agreement (or other obligation) of
               any third party pursuant to which the third party
               has agreed to assume, retain or otherwise indemnify
               the company against any liability.

     (b) Except as set forth in Schedule 8.10, each of the leases, contracts and other agreements listed in Schedules 8.7(a), 8.7(b), 8.13, 8.17, 8.18(a) and
          8.18(b) constitutes a valid and binding obligation
of
          the parties thereto and is in full force and
effect
          other than as to certain provisions thereof, the aggregate effect of which would not deprive any party
          thereto of the practical realisation of the
benefits
          thereof and except as limited by:

          (i)  applicable bankruptcy, insolvency,
reorganisation,
               fraudulent conveyance and other laws
affecting
               creditors rights generally;

          (ii) general equitable principles;

          (iii)     requirements of reasonableness, good
faith and
               fair dealing; and

          (iv) additionally, in the case of indemnities and exculpatory provisions (including certain waivers),
               public policy, and (except for those leases, contracts and other agreements which by their terms
               will expire prior to the Effective Time) will subject to the qualification referred to above,
               continue in full force and effect after the Effective Time, in each case without breaching the
               terms thereof or resulting in the forfeiture or
               impairment of any rights thereunder and
without the
               consent, approval or act of, or the making of any
               filing with, any other party. There is no default
               by the Company or any of the Subsidiaries or, to
               the knowledge of the Company, by any third party,
               under any contract or agreement required to be
               described in and actually described on
               Schedule 8.10.

8.11 Brokers and Intermediaries

     Other than Chase Securities Inc. neither the Company nor any
     Subsidiary has employed any broker, finder, adviser or intermediary in connection with the transactions contemplated
     by this agreement which would be entitled to a broker's,
     finder's or similar fee or commission in connection therewith or upon the consummation thereof. Any such fees due to Chase
     Securities Inc shall be paid by the Company.

8.12 Tax Matters

     Except as disclosed on Schedule 8.12:

     (a) all Returns required to be filed in respect of the business of the Company and its Subsidiaries on or prior
          to the Closing Date have been or will be filed when due
          in timely fashion and were or will be correct and complete in all material respects

      (b) all Taxes shown on such Returns that are due on or
          prior to the Closing Date have been or will be paid when
          due in timely fashion or adequate accruals have been or
          will be established for the payment of such Taxes;

     (c) to the knowledge of the Company, there is no action,
          suit, proceeding, investigation, audit or claim now
          pending regarding any Taxes relating to the income,
          properties or operations of the businesses of the Company and its Subsidiaries;

     (d) there are no agreements for the extension of the time
          for assessment of any Taxes relating to the income,
          properties or operations of the businesses of the Company and its Subsidiaries;

     (e) all Taxes relating to the income, properties or operations of the business of the Company and its Subsidiaries, which Taxes the Company or any Subsidiaries are required by law to withhold or collect
          have been duly withheld or collected, and have been
          timely paid over to the proper authorities to the extent
          due and payable;

     (f)  The Company has paid, or the Reference Balance
Sheet
          contains full provision for, all Taxes which the Company
          and the Subsidiaries are or may become liable to pay for
          the period up to and including the Reference
Balance
          Sheet Date; and

     (g) the only liabilities for Taxes of the Company and the
          Subsidiaries arising in respect of the period after the
          Reference Balance Sheet Date and ending on the Closing
          Date will be liabilities arising out of the normal business and trading activities of the Company and the
          Subsidiaries.

8.13 Employee Benefits/Superannuation

     Except as set forth in Schedule 8.13:

     (a)  other than contributions to the Superannuation
Fund,
          neither the Company nor its Subsidiaries has made or has
          been under any obligation (whether legally binding or
          established by custom) to make any payments or other
          forms of contribution to any fund which provides retirement benefits, pensions, authorities, lump sum
          payments or other like benefits in respect of any of the
          employees, directors or sub-contractors of any Company
          or Subsidiary;

     (b) other than the Superannuation Fund there are no superannuation, retirement or provident schemes or other
          arrangements providing for any payment to directors,
          employees or sub-contractors on their retirement or
          death or on the occurrence of any permanent or temporary
          disability in operation by or in
          relation to the Company or its Subsidiaries or its directors, employees or sub-contractors;
     (c) there are no contributions for which payment is overdue on the part of the Company, its Subsidiaries or any
          employee due to the Superannuation Fund pursuant to the
          governing rules of the Superannuation Fund;
     (d)  all contributions by the Company or its
Subsidiaries in
          order to satisfy the requirements of a
Superannuation
          Law in respect of each employee of the Company or its
          Subsidiaries for the current contribution period, as
          defined in that Superannuation Law, if the current contribution period was deemed to have ended on
Closing,
          have been paid or accrued and will be paid on or before
          Closing by the Company or its Subsidiaries;
     (e) in respect of its employees, neither the Company nor any
          Subsidiary is liable to pay or be potentially liable to
          pay any superannuation guarantee shortfall or penalty to
          the Commissioner or the Insurance and
Superannuation
          Commissioner pursuant to a Superannuation Law;
     (f) there are no outstanding disputes, questions, demands, objections or appeals in relation to the Superannuation
          Fund between the trustees of the Superannuation
Fund;
     (g) neither the Company nor any Subsidiary has any current or projected liability in respect of post-employment or
          post-retirement health, medical or life insurance benefits for retired, former or current employees;
     (h)  from its date of establishment, the Superannuation
Fund
          has satisfied the superannuation conditions of the Occupational Superannuation Standards Act 1987 and
the
          Superannuation Industry (Supervision) Act 1993 and all
          other relevant law governing superannuation funds;
and
     (i) the assets of the Superannuation Fund are sufficient,
          having regard to appropriate actuarial valuation methods
          and assumptions, to provide prospective benefits to the
          extent to which they will relate to periods of service
          or membership prior to the Closing Date
8.14 Intellectual Property
     (a) Set forth on Schedule 8.14 hereto is a list of all material patents, trademarks, trade names, service marks
          and copyrights that are owned or licensed by the Company
          or any of the Subsidiaries and, except as set forth on
          Schedule 8.14, are necessary for the operation of the
          Company's businesses as presently conducted (the Intellectual Property). Except as disclosed on
Schedule
          8.14:
          (i) to the knowledge of the Company, the Company or its
               respective Subsidiaries owns or possesses, or owns
               or possesses licenses or other valid rights to use,
               all Intellectual Property used by it and set forth
               on Schedule 8.14; and
          (ii) to the knowledge of the Company, the conduct of the
               business of the Company and each Subsidiary as now
               being conducted does not infringe or conflict with, nor has it been alleged to infringe or conflict with, any patents, trademarks, trade names
               or copyrights or other intellectual property rights
               of others.

     (b) To the knowledge of the Company, there is no claim or
          liability for trademark, trade name, patent or copyrights infringement as to any products manufactured
          or sold in the businesses of the Company and the Subsidiaries.

     (c) To the knowledge of the Company, except as set forth on
          Schedule 8.14, on the date hereof:

          (i)  there are no pending re-examination,
opposition,
               interference, cancellation or other
administrative
               proceedings with respect to any of the
Intellectual
               Property; and

          (ii) no order, holding, decision or judgment has been
               rendered by any court of law or authority, and no
               agreement, consent or pending litigation in a court
               of law exists to which the Company or any Subsidiary is a party, which would prevent the
               Company, any Subsidiary or the Buyer from using any
               of the Intellectual Property.

8.15 Environmental Matters

     Except as set forth on Schedule 8.15, to the knowledge of the
     Company, each of the representations and warranties set forth in subsections (a) through (f) of this clause 8.15 is true and correct with respect to each parcel of real property
     owned or leased by the Company or any of the Subsidiaries
     (individually, a Property and collectively, the Properties):

       (a) the Properties do not contain, by activities or operations of the Company or any Subsidiary, in, on, or
          under, including, without limitation, the soil and groundwater thereunder, any Hazardous Materials, except
          in compliance in all material respects with all applicable Environmental Laws;

     (b) the Properties and all operations and facilities at the
          Properties are in compliance in all material respects
          with all applicable Environmental Laws and all governmental approvals, permits and licenses required
          for the Properties, and all operations and facilities of
          the Company or the Subsidiaries under applicable
          Environmental Laws have been obtained and are in full
          force and effect and are being complied with in all
          material respects;

      (c) neither the Company nor any Subsidiary, nor any of
          their respective Affiliates has received any written
          governmental complaint, notice of violation, alleged
          violation, or investigation or notice of potential liability or of potential responsibility regarding environmental protection or any health or safety matters
          or permit compliance with regard to the
Properties;

     (d) Hazardous Materials have not been generated, stored,
          transported, treated or disposed of on the Properties or
          transferred from the Properties to any other location by the Company or a Subsidiary except in compliance in all material respects with all applicable
          Environmental Laws in effect at the time of such activities;

     (e) there are no governmental, administrative actions or
          judicial proceedings pending or threatened under any
          applicable Environmental Laws to which the Company or
          any Subsidiary is named as a party with respect to the
          Properties or any Hazardous Materials transferred from
          the Properties, nor are there any consent decrees or
          other decrees, consent orders, administrative orders or
          other orders, under any applicable Environmental
Law
          with respect to any of the Properties; and

     (f) the water use rights of the Company and its Subsidiaries are sufficient to conduct their respective businesses as
          correctly conducted.

     Anything in this agreement to the contrary notwithstanding, this clause 8.15 shall be the exclusive representation and warranty relating to environmental matters.

8.16 Absence of Certain Changes

     Except as set forth in Schedule 8.16 or as expressly permitted by this agreement, between the Reference
Balance
     Sheet Date and the date hereof, neither the Company nor any
     Subsidiary has:

     (a) purchased, sold, leased, transferred or assigned or
          agreed to purchase, sell, lease, transfer or assign, any
          of its assets, tangible or intangible involving more
          than $250,000 except in the ordinary course of business
          consistent with past practice;

     (b) entered into any contract, lease, sublease, license or sublicense (or series of related contracts, leases,
          subleases, licenses and sublicenses) involving more than
          $250,000 except in the ordinary course of business consistent with past practices;

     (c) accelerated, terminated, modified, or cancelled any
          contract, lease, sublease, license or sublicense
(or
          series of related contracts, leases, subleases, licenses
          and sublicenses) involving more than $250,000 to which
          the Company or any Subsidiary is a party or by which
          such company is bound, except in the ordinary course of
          business consistent with past practices;

     (d)  imposed any Encumbrances (except for Permitted
          Encumbrances)   upon any of its real property;

     (e) made any capital expenditure or series of related capital expenditures) involving more than $250,000 except in the ordinary course of business consistent
          with past practice;

     (f) made any capital investment in, any loan to, or any
          acquisition of the securities or assets of any other
          person (or series of related capital investments, loans,
          and acquisitions) involving more than $250,000, except
          in the ordinary course of business consistent with past
          practice;

        (g) created, incurred, assumed, or guaranteed any indebtedness for borrowed money (including capitalised
          lease obligations) involving more than $75,000 singly or
          $250,000 in the aggregate, except in the ordinary course
          of business consistent with past practice;

     (h) granted any license or sublicense of any rights under or with respect to any material Intellectual
Property;

      (i) issued, sold, or otherwise disposed of any of its shares or any shares of any subsidiary, or granted any
          options, warrants, or other rights to purchase or obtain
          (including upon conversion or exercise) any of its shares or any shares of any Subsidiary;

     (j) declared, set aside, or paid any dividend or distribution with respect to its shares or redeemed,
          purchased, or otherwise acquired any of its shares;

     (k) made any loan to, or entered into any other transaction with, any of its directors, officers, or employees outside the ordinary course of business giving rise to
          any claim or right on its part against the person or on
          the part of the person against such company;

     (l) entered into any employment contract or enterprise bargaining agreement, written or oral, or modified the
          terms of any existing such contract or agreement outside
          the ordinary course of business consistent with past
          practice;

     (m) granted any increase in the base compensation of any of its directors, officers, and key employees;

        (n) adopted any (A) bonus, (B) profit-sharing, (C) incentive compensation, (D) pension, (E)
retirement, (F)
          medical, hospitalisation, life, or other insurance or
          (G) severance plan;

     (o) made any other material change in employment terms for any of its directors, officers, and employees outside
          the ordinary course of business consistent with past
          practice;

     (p)  made or pledged to make any capital contribution
(other
          than to a wholly owned subsidiary) or made or pledged to
          make any charitable contribution or contributions in
          excess of $10,000, individually, or $100,000 in the
          aggregate; or

     (q) contractually committed to do any of the foregoing;

     (r) no material adverse change in the assets, business,
          financial condition or operations of the Company or any
          Significant Subsidiary and no fact or condition exists
          or to the Company's knowledge is threatened which might
          reasonably be expected to cause such a material adverse
          change in the future; or

     (s) no damage, destruction, loss or claim, whether or not
          covered by insurance, or condemnation or other taking
          has a Material Adverse Effect.

8.17 Employees, Labour Matters, etc

     Schedule 8.17 sets forth the names of all employees of the
     Company and its Subsidiaries (Employees) and addresses. Except as set forth on Schedule 8.17, neither the
Company nor
     any Subsidiary is a party to or bound by any enterprise bargaining or other industrial agreement. Except as set
     forth on Schedule 8.16, since the Reference Balance
Sheet
     Date, there has not occurred or, to the knowledge of the
     Company, been threatened any material strike, slowdown, picketing, work stoppage, concerted refusal to work overtime
     or other similar labour activity with respect to any employees of the Company or any Subsidiary. Except as set
     forth on Schedule 8.17, there are no material labour disputes currently subject to any grievance procedure, arbitration or litigation pending or, to the knowledge of the Company, threatened with respect to any employee of the Company or any
     Subsidiary. To the knowledge of the Company, the Company and all its Subsidiaries have complied in all material respects with all applicable laws pertaining to the employment or
     termination of employment of its employees, including, without limitation, all such applicable laws relating to
     labour relations, equal employment opportunities, fair employment practices, prohibited discrimination or distinction and other similar employment activities.

8.18 Affiliate Transactions

     Schedule 8.18(a) contains a list of all contracts, agreements, transactions or commitments between any officer,
     employee or director of the Company or any Subsidiary, any family member of any of the foregoing or any other
Affiliate
     of any of the foregoing (other than the Company or a Subsidiary), on the one hand, and the Company or any Subsidiary, on the other hand, to the Company's knowledge
     other than:

     (a) compensation paid as part of the employment relationship for services rendered (including directors' fees);

     (b) superannuation contributions by the Company or any Subsidiary (collectively, the Affiliate
Transactions),
          that are currently in effect or that will bind the Company or any Subsidiary after the Closing; or

     (c)  the HCA Equity Documents.
     Except as set forth in Schedule 8.18(b), no severance, "change-in-control", termination or other similar payment
     will be or become due at the Effective Time.
8.19 Availability of Assets and Legality of Use
     Except as set forth in Schedule 8.19, the assets owned
or
     leased by the Company constitute all the assets used in
its
     business and in all material respects are in sufficient condition to operate the businesses consistent with past
     practices.
8.20 Insurance
     Schedule 8.20 sets forth a list and brief description (including nature of coverage, limits, deductibles, premiums
     and the loss experience for the most recent three
years with
     respect to each type of coverage) of all policies of insurance maintained, owned or held by the Company during the
     period from 1 April 1995 (current insurance in the case
of
     property and casualty insurance) up to and including on
     the date hereof.   The Company has complied with each
of such
     insurance policies in all material respects and has not failed to give any notice or present any claim, with respect
     to claims in excess of $250,000 thereunder in a due and timely manner. The Company maintains policies of fire
and
     casualty, liability (general, products and other liability), workers' compensation and other forms of insurance and bonds in commercially reasonable amounts and against commercially reasonable risks and losses.

8.21 Disclaimer of Other Representations and Warranties;
     Knowledge; Disclosure

     (a) Neither the Company nor any Subsidiary makes, or has
          made, any representations or warranties relating to the
          Company, any Subsidiary, or the business of the Company
          or any Subsidiary or otherwise in connection with the
          transactions contemplated hereby other than those expressly set forth herein which are made by the Company. Without limiting the generality of the foregoing, neither the Company nor any Subsidiary has
          made, or shall be deemed to have made, any representations or warranties in the Information Memorandum relating to the businesses of the
Companies
          and their Subsidiaries prepared by Chase
Securities Inc.
          on behalf of the Company and supplied to the Buyer prior
          to the date hereof (the Information Memorandum) or in
          any presentation of the businesses of the Company and
          the Subsidiaries in connection with the
transactions
          contemplated hereby, and no statement contained in the
          Information Memorandum or made in any such presentation
          shall be deemed a representation or warranty hereunder
          or otherwise. It is understood that any cost estimates,
          projections or other predictions, any data, any financial information or any memoranda or offering materials or presentations, including but not limited to
          the Information Memorandum, are not and shall not be
          deemed to be or to include representations or warranties
          of the Company or any Subsidiary. No Person has been
          authorised by the Company or any Subsidiary to make any
          representation or warranty relating to the Company or
          any Subsidiary, the business of any Company or any Subsidiary or otherwise in connection with the transactions contemplated hereby and, if made, such
          representation or warranty must not be relied upon as
          having been authorised by the Company or any Subsidiary.

      (b) Whenever a representation or warranty made by the Company herein refers to the knowledge of the
Company,
          such knowledge shall be deemed to consist only of the
          actual knowledge on the date hereof and on the Closing
          Date, as applicable, of those persons listed on Schedule
          8.21.

      (c) Certain information set forth in the Schedules is included solely for informational purposes and may not
          be required to be disclosed pursuant to this agreement.
          The disclosure of any information shall not be deemed to
          constitute an acknowledgement that such
information is
          required to be disclosed in connection with the representations and warranties made by the Company in
          this agreement or that it is material, nor shall such
          information be deemed to establish a standard of materiality.

          9.   REPRESENTATIONS AND WARRANTIES OF VENDORS

     Except as otherwise set forth in any Schedule hereto, the
     Vendors severally represent and warrant to the Buyer as follows.

9.1  Representations and Warranties of DGHA Persons

     Except as otherwise set forth in any Schedule hereto, the
     DGHA Persons represent and warrant to the Buyer:

      (a)  Organisation of Marsupial, Marsupial-II;
Authority

          Each of Marsupial and Marsupial-II Entity is a company
          duly organised, validly existing and in good standing
          under the laws of its jurisdiction of organisation and
          has all the requisite corporate power and authority to
          carry on its business as now being conducted and to own
          and use the properties owned and used by it.
Except as
          disclosed on Schedule 9.1(a), each of Marsupial and
          Marsupial-II is qualified to do business in each jurisdiction in which the nature of its business requires it to be so qualified, except to the extent the
          failure to so qualify has not had, and would not reasonably be expected to have, a Material Adverse Effect. The execution and delivery of this agreement
          and the consummation of the transactions contemplated
          hereby have been duly authorised by all requisite corporate action on the part of the DGHA Persons. Assuming the due authorisation, execution and delivery
          hereof by the parties hereto other than the DGHA Persons, this agreement has been duly executed and delivered by the DGHA Persons and constitutes the valid,
          binding and enforceable obligation of the DGHA
Persons,
          except as such enforceability may be limited by bankruptcy, insolvency, reorganisation or similar laws
          affecting creditors' rights generally or by general
          equitable principles.

     (b)  Capitalisation of Marsupial, Marsupial-II

          Attached hereto as Schedule 9.1(b) is a copy of the
          Amended and Restated Limited Liability Company
Agreement
          of, respectively, Marsupial and Marsupial-II.
Except as
          set forth in said agreements, there are no membership
          interests in such companies and there are no outstanding
          options, warrants or other rights of any kind to acquire
          any interests of any such company or securities convertible into or exchangeable for or which otherwise
          confer on the holder thereof any right to acquire any
          such additional interests, nor is any such company committed to issue any such option, warrant, right
or
          security. The DGHA Persons are the beneficial owners of
          100% of the Membership Interests in Marsupial and Marsupial-II and own all such Membership Interests free
          and clear of all liens, charges, encumbrances, restrictions and commitments of any kind.

     (c)  No Trading By Stockholder Entities

          Except as set forth on Schedule 9.1(c), neither Marsupial nor Marsupial-II have any assets, liabilities
          or employees.  Except as set forth on Schedule
9.1(c),
          neither Marsupial nor Marsupial-II has carried on business or otherwise traded between the date of its
     incorporation and the Closing Date.
(d)  Ability to Carry Out the Agreement
     Except as disclosed on Schedule 9.1(d), none of the DGHA
     Persons, Marsupial or Marsupial-II is subject to or bound by any provision of:
     (i) any law, statute, rule, regulation, or judicial or administrative decision;
     (ii) any articles or certificate or incorporation or by laws;
     (iii) any mortgage, deed of trust, lease, note, stockholders' agreement, partnership agreement, bond, indenture, license, permit, trust; or
     (iv) any judgment, order, writ, injunction, or decree of any court, governmental body, administrative agency or arbitrator,

     that would prevent or be violated by or under which there
     would be a default as a result of, nor is there required
     any consent of any Person under any contract or agreement required to be disclosed on and actually disclosed on Schedule 9.1(d)which has not been obtained for, the execution, delivery and performance by the
DGHA
     Persons of this agreement and the transactions contemplated hereby, other than any violations, defaults
     or failures to obtain consents which have not had and are not reasonably likely to have a Material Adverse Effect or a material adverse effect on the ability of the DGHA Persons to perform its obligations under this agreement.

(e)  Brokers and Intermediaries

     None of the DGHA Persons, Marsupial or Marsupial-II has employed any broker, finder, adviser or intermediary in connection with the transactions contemplated by this agreement which would be entitled to a broker's, finder's or similar fee or commission in connection therewith or upon the consummation thereof.

(f)  Tax Matters

     Except as disclosed on Schedule 9.1(f):

     (i) all Returns required to be filed in respect of the business of Marsupial and Marsupial-II on or prior to the Closing Date have been or will be filed when
          due in timely fashion and were or will be correct and complete in all material respects;

     (ii) all Taxes shown on such Returns that are due on or prior to the Closing Date have been or will be paid
          when due in timely fashion or adequate accruals have been or will be established for the payment of
          such Taxes;

    (iii) to the knowledge of the DGHA Persons, there is no action, suit, proceeding, investigation, audit or claim now pending regarding any Taxes relating to the income, properties or operations of
          the business of Marsupial or Marsupial-II;

          (iv) there are no agreements for the extension of the
               time for assessment of any Taxes relating to the
               income, properties or operations of the
businesses
               of Marsupial or Marsupial-II; and

          (v) all Taxes relating to the income, properties or
               operations of the business of Marsupial or Marsupial-II, which Taxes Marsupial or
MarsupialII
               is required by law to withhold or collect have been
               duly withheld or collected, and have been timely
               paid over to the proper authorities to the extent
               due and payable.

9.2  Representations and Warranties of Prudential

     Except as otherwise set forth in any Schedule hereto, Prudential represents and warrants to the Buyer:

     (a)  Organisation of Soda Ash; Authority
          Soda Ash is a corporation duly organised, validly existing and in good standing under the laws of its
          jurisdiction of organisation and has all the requisite
          corporate power and authority to carry on its business
          as now being conducted and to own and use the properties
          owned and used by it. Except as disclosed on Schedule
          9.2(a), Soda Ash is qualified to do business in each
          jurisdiction in which the nature of its business requires it to be so qualified, except to the extent the
          failure to so qualify has not had, and would not reasonably be expected to have, a Material Adverse Effect. The execution and delivery of this agreement
          and the consummation of the transactions contemplated
          hereby have been duly authorised by all requisite corporate action on the part of Prudential.
Assuming the
          due authorisation, execution and delivery hereof by the
          parties hereto other than Prudential, this agreement has
          been duly executed and delivered by Prudential and constitutes the valid, binding and enforceable obligation of Prudential, except as such enforceability
          may be limited by bankruptcy, insolvency, reorganisation
          or similar laws affecting creditors' rights generally or
          by general equitable principles.
     (b)  Capitalisation of Soda Ash
          The authorised, issued and outstanding capital stock of
          Soda Ash is set forth on Schedule 9.2(b). All of the
          issued and outstanding shares of capital stock of Soda
          Ash are duly authorised, validly issued, fully paid and
          non-assessable.  Except as disclosed on
          Schedule 9.2(b), there are no outstanding options, warrants or other rights of any kind to acquire any
          additional shares of capital stock of Soda Ash or securities convertible into or exchangeable for or which
          otherwise confer on the holder thereof any right to
          acquire any such additional shares, nor is Soda
Ash
          committed to issue any such option, warrant, right or
          security. Prudential is the beneficial owner of 100% of
          the issued capital of Soda Ash and owns all such shares
          free and clear of all liens, charges,
encumbrances,
          restrictions and commitments of any kind.

     (c)  No Trading By Soda Ash

     Except as set forth on Schedule 9.2(c) Soda Ash has no assets, liabilities or employees. Except as set forth on Schedule 9.2(c), Soda Ash has not carried on business
     or otherwise traded between the date of its incorporation and the Closing Date.

(d)  Ability to Carry Out the Agreement

     Except as disclosed on Schedule 9.2(d), none of Prudential or Soda Ash is subject to or bound by any provision of:

     (i) any law, statute, rule, regulation, or judicial or administrative decision;

     (ii) any articles or certificate or incorporation or by laws; and

     (iii) any mortgage, deed of trust, lease, note, stockholders' agreement, partnership agreement, bond, indenture, license, permit, trust; or any judgement, order, writ, injunction, or decree of any
          court, governmental body, administrative agency or arbitrator, that would prevent or be violated by or under which there would be a default as a result of, nor is there required any consent of any Person under any contract
or
     agreement required to be disclosed on and actually disclosed on Schedule 9.2(d) which has not been obtained
     for, the execution, delivery and performance by Prudential of this agreement and the transactions contemplated hereby, other than any violations, defaults
     or failures to obtain consents which have not had and are not reasonably likely to have a Material Adverse Effect or a material adverse effect on the ability of Prudential to perform its obligations under this agreement.
(e)  Brokers and Intermediaries
     None of Prudential or Soda Ash has employed any broker, finder, adviser or intermediary in connection with the transactions contemplated by this agreement which would be entitled to a broker's finder's or similar fee or commission in connection therewith or upon the consummation thereof.
(f)  Tax Matters
     Except as disclosed on Schedule 9.2(f):
     (i) all Returns required to be filed in respect of the business of Soda Ash on or prior to the Closing Date have been or will be filed when due in timely fashion and were or will be correct and complete in
          all material respects;
     (ii) all Taxes shown on such Returns that are due on or prior to the Closing Date have been or will be paid
          when due in timely fashion or adequate accruals have been or will be established for the payment of
          such Taxes;
    (iii)     to the knowledge of Prudential, there is no
               action, suit, proceeding, investigation, audit or
               claim now pending regarding any Taxes
relating to
               the income, properties or operations of the business of Soda Ash;
          (iv) there are no agreements for the extension of the
               time for assessment of any Taxes relating to the
               income, properties or operations of the
businesses
               of Soda Ash; and
          (v) all Taxes relating to the income, properties or
               operations of the business of Soda Ash, which Taxes
               Soda Ash is required by law to withhold or collect
               have been duly withheld or collected, and have been
               timely paid over to the proper authorises to the
               extent due and payable.
9.3  Representations and Warranties of Search
     Except as otherwise set forth in any Schedule hereto, Search represents and warrants to the Buyer:
     (a)  Organisation of Search; Authority
          Search is a corporation duly organised, validly existing
          and in good standing under the laws of its jurisdiction
          of organisation and has all the requisite corporate
          power and authority to carry on its business as now
          being conducted and to own and use the properties owned
          and used by it. The execution and delivery of this agreement and the consummation of the transactions contemplated hereby have been duly authorised by all
          requisite corporate action on the part of Search. Assuming the due authorisation, execution and delivery
          hereof by the parties hereto other than Search, this
          agreement has been duly executed and delivered by Search
          and constitutes the valid, binding and enforceable obligation of Search, except as such enforceability may
          be limited by bankruptcy, insolvency,
reorganisation or
          similar laws affecting creditors' rights generally or by
          general equitable principles. Search is the beneficial
          owner of the Search Company Shares and owns all such
          shares free and clear of all liens, charges, encumbrances, restrictions and commitments of any kind.
     (b)  Ability to Carry Out the Agreement
          Except as disclosed on Schedule 9.3(b), Search is not
          subject to or bound by any provision of:
          (i)  any law, statute, rule, regulation, or
judicial or
               administrative decision;
          (ii) any articles or certificate or incorporation or by
               laws; and
          (iii)     any mortgage, deed of trust, lease,
note,
               stockholders' agreement, partnership
agreement,
               bond, indenture, license, permit, trust; or any
               judgement, order, writ, injunction, or decree of any
               court, governmental body, administrative agency or arbitrator, that would prevent or be violated by or under which
          there would be a default as a result of, nor is there
          required any consent of any Person under any contract or
          agreement required to be disclosed on and actually disclosed on Schedule 9.3(b) which has not been obtained
          for, the execution, delivery and performance by Search
          of this agreement and the transactions
contemplated
          hereby, other than any violations, defaults or failures
          to obtain consents which have not had and are not reasonably likely to have a Material Adverse
Effect or a
          material adverse effect on the ability of Search to
          perform its obligations under this agreement.

     (c)  Brokers and Intermediaries

          Search has not employed any broker, finder, adviser or
          intermediary in connection with the transactions contemplated by this agreement which would be entitled
          to a broker's finder's or similar fee or commission in
          connection therewith or upon the consummation thereof.

9.4  Representations and Warranties of the Manager
Shareholders

     Except as otherwise set forth in any Schedule hereto, each of the Manager Shareholders represents and warrants to the
     Buyer:

     (a)  Authority; Manager Shareholders

          Each of the Manager Shareholders represents and warrants
          to the Buyer that the execution and delivery of this
          agreement and the consummation of the transactions contemplated hereby have been duly authorised by all
          requisite corporate or other action on the part of the
          Manager Shareholders.  Assuming the due
authorisation,
          execution and delivery hereof by parties hereto other
          than the Manager Shareholders, this agreement has been
          duly executed and delivered by the Manager
Shareholders
          and constitutes the valid, binding and enforceable obligations of the Manager Shareholders, except as such
          enforceability may be limited by bankruptcy, insolvency,
          reorganisation or similar laws affecting creditors'
          rights generally or by general equitable principles.
          Each of the Manager Shareholders set forth on
Schedule 2
          is the beneficial owner of the Manager Company
Shares as
          set forth on Schedule 2 and owns all such shares free
          and clear of all liens, charges, encumbrances, restrictions and commitments of any kind.

     (b)  Ability to Carry Out the Agreement

          Except as disclosed on Schedule 9.4(b), none of the
          Manager Shareholders is subject to or bound by any
          provision of:

          (i)  any law, statute, rule, regulation, or
judicial or
               administrative decision;

          (ii) any articles or certificate or incorporation or by
               laws; and

          (iii)     any mortgage, deed of trust, lease,
note,
               stockholders' agreement, partnership
agreement,
               bond, indenture, license, permit, trust; or any
               judgement, order, writ, injunction, or decree of any
               court, governmental body, administrative agency or arbitrator,

          that would prevent or be violated by or under which
          there would be a default as a result of, nor is there
          required any consent of any Person under any contract or
          agreement required to be disclosed on and actually disclosed on Schedule 9.4(b) which has not been obtained
          for the execution, delivery and performance by each of
          the Manager Shareholders of this agreement and the transactions contemplated hereby, other than any violations, defaults or failures to obtain consents
          which have not had and are not reasonably likely to have
          a Material Adverse Effect or a material adverse effect
          on the ability of each of the Manager Shareholders to
          perform its obligations under this agreement.

     (c)  Brokers and Intermediaries

          Other than Chase Securities Inc., none of the Manager
          Shareholders has employed any broker, finder, adviser or
          intermediary in connection with the transactions contemplated by this agreement which would be entitled
          to a broker's finder's or similar fee or commission in
          connection therewith or upon the consummation thereof.
          Any such fees due to Chase Securities Inc shall be paid
          by the Company.

9.5  Disclaimer of Other Representations and Warranties;
     Knowledge; Disclosure

     (a)  None of Vendors makes, or has made, any
representations
          or warranties relating to the Stockholder
Entities, the
          Company, any Subsidiary, or the business of the Stockholder Entities, the Company or any
Subsidiary or
          otherwise in connection with the transactions contemplated hereby other than those expressly set forth
          herein which are made by the Vendors. Without limiting
          the generality of the foregoing, none of the Vendors has
          made, or shall be deemed to have made, any representations or warranties in the Information Memorandum relating to the businesses of the
Stockholder
          Entities, the Company and its Subsidiaries prepared by
          Chase Securities Inc. on behalf of the Company and supplied to the Buyer prior to the date hereof
(the
          Information Memorandum) or in any presentation of the
          businesses of the Stockholder Entities, the Company and
          the Subsidiaries in connection with the
transactions
          contemplated hereby, and no statement contained in the
          Information Memorandum or made in any such presentation
          shall be deemed a representation or warranty hereunder
          or otherwise. It is understood that any cost estimates,
          projections or other predictions, any data, any financial information or any memoranda or offering materials or presentations, including but not limited to
          the Information Memorandum, are not and shall not be
          deemed to be or to include representations or warranties
          of the Vendors. No Person has been authorised by the
          Vendors to make any representation or warranty relating
          to the Company or any Subsidiary, the business of any
          Stockholder Entity, Company or any Subsidiary or otherwise in connection with the transactions contemplated hereby and, if made, such representation or
          warranty must not be relied upon as having been authorised by the Vendors.

      (b) Whenever a representation or warranty made by the Vendors herein refers to the knowledge of the
Vendors,
          such knowledge shall be deemed to consist only of the
          actual knowledge on the date hereof and on the Closing
          Date, as applicable, of those persons listed on Schedule
          9.5.

     (c) Notwithstanding anything to the contrary contained in
          this agreement or in any of the Schedules, any information disclosed in one Schedule shall be deemed to
          be disclosed in all Schedules.  Certain
information set
          forth in the Schedules is included solely for informational purposes and may not be required to be
          disclosed pursuant to this agreement. The disclosure of
          any information shall not be deemed to constitute an
          acknowledgement that such information is required to be
          disclosed in connection with the representations and
          warranties made by the Company in this agreement or that
          it is material, nor shall such information be deemed to
          establish a standard of materiality.

9.6  Representations and Warranties

     The representations and warranties of the Vendors made

     hereunder shall be true in all material respects at and as of the Closing Date, with the same force and effect as though made at and as of the Closing Date, except for changes

     permitted or contemplated by this agreement and except to the extent that any representation and warranty is made as of a specified date, in which case such representation and

     warranty shall be true in all material respects as of such date.

10.  REPRESENTATIONS AND WARRANTIES OF THE BUYER

       The Buyer represents and warrants to the Vendor that:

10.1 Organisation and Authority of the Buyer

     The Buyer is a corporation duly incorporated, validly existing and in good standing under the laws of the
State of
     Delaware, with the corporate power and authority to enter
     into this agreement and to perform its obligations hereunder.
     The execution and delivery of this agreement and the consummation of the transactions contemplated hereby have
     been duly authorised by all requisite corporate action on the part of the Buyer. This agreement has been duly executed and delivered by the Buyer and constitutes the valid, binding and enforceable obligation of the Buyer, subject to applicable bankruptcy, reorganisation, insolvency, moratorium and other laws affecting creditors' rights generally from time to time in effect and to general equitable principles.


10.2 Ability to Carry Out the Agreement


     The Buyer is not subject to or bound by any provision of:


      (a) any law, statute, rule, regulation or judicial or administrative decision;

     (b) any articles or certificate of incorporation or by-laws;

     (c) any mortgage, deed of trust, lease, note, stockholders'
          agreement, partnership agreement, bond, indenture, or
          other material instrument or agreement; and

     (d) any judgment, order, writ, injunction or decree of any court, governmental body, administrative agency or arbitrator,

     that would prevent or be violated by or under which there
     would be a conflict, breach or default as a result of, nor is the consent required of any Person under any material agreement which has not been obtained for, the execution,
     delivery and performance by the Buyer of this agreement and the transactions contemplated hereby other than any violations, defaults or failures to obtain consents which
     have not had a material adverse effect on the ability of the
     Buyer to perform its obligations under this agreement.

10.3 Consent and Approvals

     Except as disclosed on Schedule 10.3, no consent, approval, order or authorisation of, or registration, declaration or filing with, any Governmental Entity, is required by or with respect to the Buyer or any of its Subsidiaries in connection with the execution and delivery of this agreement by the Buyer or the consummation by the Buyer of
     the transactions contemplated hereby, the failure of which to obtain would have a material adverse effect on the ability of the Buyer to enter into this agreement and to
     consummate the transactions contemplated hereby.

10.4 Financial Ability to Perform

     The Buyer has, or has access to, sufficient funds to pay the aggregate Purchase Price on the terms and conditions contemplated by this agreement. The Buyer acknowledges
and
     agrees that the Buyer's performance of its obligations under this agreement is not in any way contingent upon the availability of financing to the Buyer.

10.5 Brokers and Intermediaries

     The Buyer has not employed any broker, finder, adviser or
     intermediary other than Salomon Smith Barney in connection with the transactions contemplated by this agreement which would be entitled to a broker's, finder's, or similar fee or commission in connection therewith or upon the consummation thereof. Any such fees due Salomon Smith Barney shall be
     paid by Buyer.

10A. BUYER'S OPTION

10A.1     Exercise of Option

     If the Buyer exercises the option in respect of IMC
Australia
     Merger Sub, the representations and warranties set forth in clause 10 will be deemed to apply (as appropriate) to IMC
     Australia Merger Sub in addition to the Buyer.

11.  CERTAIN COVENANTS AND AGREEMENTS OF THE COMPANY AND THE
BUYER

11.1 Access and Information

     The Company and its Subsidiaries shall permit the Buyer
and
     its representatives after the date of this agreement to
have
     reasonable access during normal business hours, upon reasonable advance notice, to the properties, contracts,
     books and records of the Company and its Subsidiaries
for the
     purpose of verifying the representations and warranties
of
     the Company hereunder, provided that such access shall
be
     conducted by the Buyer and its representatives in such
a
     manner as not to interfere unreasonably with the
businesses
     or operations of the Company or any Subsidiary. All information provided to the Buyer pursuant hereto shall be
     subject to that certain confidentiality agreement dated
21
     March 1997 executed by the Buyer (the Confidentiality Agreement). The Buyer shall notify the Company promptly upon
     its discovery of any information which constitutes or would indicate a material breach by the Company of any representation, warranty or agreement of the Company hereunder.
11.2 Regulatory Filings
     Each of the parties hereto will furnish to the other party hereto such necessary information and reasonable assistance as such other party may reasonably request in connection with its preparation of necessary filings or submissions to any
     Governmental Entity.
11.3 Conduct of Business
    Prior to the Closing, and except as otherwise expressly contemplated by this agreement, the Company shall operate
    the businesses conducted by it in all material respects in the ordinary and usual course and cause the business operated by its Subsidiaries to be operated in all material
    respects in the ordinary and usual course.

11.4 Dividends; Changes in Stock

     The Company shall not, nor shall it permit any of its Subsidiaries to (other than in the case of wholly owned
     Subsidiaries):

       (a) declare or pay any dividends on or make other distributions in respect of any of its capital stock or
          shares (other than as contemplated by clause
6.3(b));

     (b) split, combine or reclassify any of its capital stock or shares or issue or authorise or propose the issuance of
          any other securities in respect of, in lieu of or in
          substitution for shares of its capital stock or shares;

     (c) repurchase, redeem or otherwise acquire (other than as required pursuant to the HCA Equity Documents), or permit any subsidiary to purchase or otherwise acquire,
          any share of its capital stock or shares issue) deliver
          or sell, or authorise or propose the issuance, delivery
          or sale of, any share of its capital stock or shares of
          any class or any securities convertible into, or any
          rights, warrants or options to acquire, any such shares
          or convertible securities; or

     (d) enter into any transaction with any person listed on
          Schedule 8.21 which results in an increase in amounts
          otherwise currently being paid by the Company or any
          Subsidiary to or for the benefit of any such person, in
          each case except as otherwise provided for or permitted
          by this agreement.

11.5 Satisfaction of Conditions

        (a) Each of the Buyer and the Vendor will take all reasonable actions necessary to comply promptly with all
          legal requirements which may be imposed on itself with
          respect to the agreement.

     (b) Subject to the terms and conditions of this agreement, each of the parties hereto agrees to use its reasonable
          best efforts to take, or cause to be taken, all action
          and to do, or cause to be done, all things necessary,
          proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this agreement, including
          full cooperation with the other party.

     (c) Each of the Buyer and the Vendor will, and will cause
          the Stockholder Entities and the Company and its Subsidiaries to, take all reasonable actions necessary
          to obtain (and will cooperate with each other in obtaining) any consent, authorisation, order or approval
          of, or any exemption by, any Governmental Entity required to be obtained by the Buyer and the
Company or
          any of their Subsidiaries in connection with the taking
          of any action contemplated by this agreement.

11.6 Employee Matters

      (a) The Buyer shall not, at any time prior to 180 days
          after the Closing Date, terminate the employment of any
          employee of the Company or any Subsidiary without complying fully with the requirements of any applicable
          law, award, enterprise bargaining agreement or arrangement with respect to such termination.

     (b) During the period from the Closing Date through the
          second anniversary of the Closing Date, the Buyer shall
          maintain, or cause to be maintained the employee benefit
          plans, policies and arrangements described on Schedule
          11.6 (the Company Benefits), and take such other actions
          described therein so as to provide benefits to the Employees which are in the aggregate substantially equivalent to, and provided pursuant to substantially
          equivalent terms and conditions as, the Company
Benefits
          as in effect immediately prior to the Closing
Date,
          provided, however, that, subject to the Buyer's obligations to provide benefits to the Employees which
          are in the aggregate substantially equivalent to, and
          provided pursuant to substantially equivalent terms and
          conditions as, the Company Benefits as in effect immediately prior to the Closing Date, the Buyer shall
          not be obligated to maintain any specific employee benefit plan, policy or arrangement to the extent so
          doing would be in violation of applicable law.

11.7 Tax Matters

     (a) Notwithstanding clause 13.1, the Buyer shall be liable for, and shall pay when due, any transfer, gains, documentary, sales, use, registration, stamp, value
          added or other similar Taxes payable in respect of this
          agreement or by reason of any instrument or transactions
          contemplated by this agreement or attributable to the
          sale, transfer or delivery of the Sale Stock hereunder,
          (other than any capital gains tax
          or income tax payable by any Vendor or Stockholder Entity) and the Buyer shall, at its own expense, file
          all necessary Tax returns and other documentation with
          respect to all such Taxes.

     (b) After the Closing Date, the Buyer shall, and shall cause the Company and each Stockholder Entity to, provide each
          party hereto with such co-operation and
information
          relating to the Company, each Subsidiary and each Stockholder Entity as such party reasonably may request
          in filing any Return, amended Return or claim for refund, determining any Tax liability or a right to
          refund of Taxes, or conducting or defending any audit or
          other proceeding in respect of Taxes. The Buyer shall
          cause the Company, each Subsidiary and each Stockholder
          Entity to retain all Returns, schedules and work papers,
          and all material records and other documents relating
          thereto, until the expiration of the statute of limitations (and, to the extent notified by any party,
          any extensions thereof) of the taxable years to which
          such Returns and other documents relate and until the
          final determination of any Tax in respect of such years.
          Any information obtained under this
          clause 11.7 shall be kept confidential, except as may be
          otherwise necessary in connection with filing any Return, amended Return, or claim for refund, determining
          any Tax liability or right to refund of Taxes, or in
          conducting or defending any audit or other proceeding in
          respect of Taxes. Notwithstanding the foregoing, neither the Buyer, nor any of its affiliates, shall be
          required unreasonably to prepare any document, or determine any information not then in its possession, in
          response to a request under this clause 11.7.

11.8 Announcement

     None of the parties will issue any press release or otherwise make any public statement with respect to this agreement and the transactions contemplated hereby without the prior consent of the other parties to this agreement (which consent
     shall not be unreasonably withheld), except as may be required by applicable law or stock exchange regulation.
     Notwithstanding anything in this clause 11.8 to the contrary, each party will, to the extent practicable, consult with the other parties to this agreement before issuing, and provide each other party the opportunity to review and comment upon, any such press release or other public statements with respect to this agreement and the transactions contemplated
     hereby whether or not required by law.

12.  NON-SURVIVAL OF REPRESENTATIONS AND WARRANTIES; CERTAIN
     ACKNOWLEDGMENTS

12.1 Non-survival of Representations and Warranties

     None of the representations and warranties in this agreement or in any instrument delivered pursuant to this agreement
     shall survive the Effective Time and all such representations and warranties will be extinguished on Closing and none of the Company, any Subsidiary, any Stockholder Entity, any
     Vendor or any officer, director or employee, stockholder or shareholder shall be under any liability whatsoever with
     respect to any such representation or warranty after such
     time.  This clause 12 shall not limit
     any covenant or agreement of the parties which by its terms contemplates performance after the Effective Time.

12.2 Information

     On or immediately prior to the Closing Date, the Buyer shall provide to the Company a certificate pursuant to which the
     Buyer will acknowledge each of the following:

     (a) the Buyer has received all materials relating to the
          business of the Company and each Subsidiary which it has
          requested and has been afforded the opportunity to obtain any additional information necessary to verify
          the accuracy of any such information or of any representation or warranty made by the Company hereunder
          or to otherwise evaluate the merits of the transactions
          contemplated hereby; and

     (b) the Company and its representatives have answered to
          the Buyer's satisfaction all enquiries that the Buyer or
          its representatives have made concerning the business of
          the Company and each Subsidiary or otherwise relating to
          the transactions contemplated hereby.

13.  COSTS AND STAMP DUTY

13.1 Costs Generally

     (a) The Company must bear and is responsible for all costs incurred by or on behalf of the Vendor in connection
          with the preparation, execution, Closing and carrying
          into effect of this agreement.

      (b) The Buyer must bear and is responsible for its own
          costs in connection with the preparation, execution,
          Closing and carrying into effect of this agreement.

14.  LIQUIDATED DAMAGES

     The parties hereto agree that, if the Effective Date shall not have occurred under the circumstances described below, because it is impossible to adequately measure actual damages, in lieu of actual damages, the Company shall be
     entitled to liquidated damages in the amount of US$5 million
     (the Liquidated Damages), which amount the parties hereby
     agree to be a reasonable amount under the circumstances of the transaction contemplated hereby. The Company agrees and acknowledges that, in the absence of the Buyer's fraud or
     wilful misconduct, such Liquidated Damages are in full satisfaction of, and shall be in lieu of, any other claim,
     right, or other cause of action which the Company might have with respect to the circumstances described below, and the
     Company agrees that, in the absence of the Buyer's fraud or wilful misconduct, upon payment of such Liquidated
Damages,
     the Company shall release Buyer from any and all such claims.
     The Liquidated Damages shall be payable to the Company by
     Buyer on the Final Termination Date if (x) the
Effective Time
     shall not have occurred on or before the Final
Termination
     Date, (y) the conditions set forth in Sections 5.2(a), 5.2(b), 5.2(d), 5.2(e), 5.2(f), 5.2(g)(iii), 5.2(h) and
     5.2(j) (save that for the purposes of this section, the reference in 5.2(j) to the Closing Date shall be deemed to be
     a reference to the Final Termination Date) shall not have
     been breached in any material respect as of the Final Termination Date (other than, in the case of Sections 5.2(d) and 5.2(e), with respect to antitrust matters) and (z) the closing contemplated by Section
5.2(i)
     shall not have occurred and the conditions set forth in Sections 8.1, 8.2, 8.4, 8.5 and 8.6 of the Agreement
and Plan
     of Merger shall not have been breached in any material respect as of the Final Termination Date (other than, in the
     case of Sections 8.4 and 8.5, with respect to antitrust matters).
15.  NOTICES
15.1 Method of Giving Notices
     A notice, consent, approval or other communication
(each a

     Notice under this clause) under this agreement must be signed by or on behalf of the person giving it addressed to the

     person to whom it is to be given and:

     (a)  delivered to that person's address;

     (b) sent by pre-paid air mail to that person's address; or

     (c)  transmitted by facsimile to that person's address.

15.2 Time of Receip

     A Notice given to a person in accordance with this clause is treated as having been given and received:


     (a) if delivered to a person's address, by 3:00 pm on the
          day of delivery if a Business Day, otherwise on the next
          Business Day;


     (b)  if sent by pre-paid air mail, by the third
Business Day
          after posting; or


     (c) if transmitted by facsimile to a person's address and a correct and complete transmission report is received, by
          3:00 pm on the day of transmission if a Business
Day,
          otherwise on the next Business Day.


     References to days and times are references in all cases to days and times at the address of the recipient.


15.3 Address of Parties


     For the purposes of this clause the address of a person is the address set out below or another address of which that person may from time to time give notice to each other person:


     Prudential Asset Management Asia Limited


     Address:    PO Box 71, Craigmuir Chambers, Road Town,
     Tortola
                 British Virgin Islands
     Facsimile:  (809) 494 3547
     Attention:

     with a copy to:     Prudential Asset Management Asia
Hong
     Kong Limited
     Address:    32nd floor, Alexandra House, 18 Chater
Road,
     Hong Kong
     Facsimile:  (852) 2877 3748
     Attention:     Monica Tsui

     Soda Ash (L) Bhd
     Address:    Suite 114A, 1st floor, Hotel Labuan, Jalan
     Merdeka
                 PO Box 80107, 87011 Labuan, Malaysia

     DGHA Persons and Trusts

     Address:    c/- D George Harris & Associates Inc.,
                    32nd floor, 399 Park Avenue, New York,
                    United States of America
     Facsimile:  (212) 207 6470
     Attention:  Donald G Kilpatrick

     Marsupial LLC

     Address:    c/- D George Harris & Associates Inc.,
                    32nd floor, 399 Park Avenue, New York,
                    United States of America
     Facsimile:  (212) 207 6470
     Attention:  Donald G Kilpatrick

     Marsupial-II LLC

     Address:    c/- D George Harris & Associates Inc.,
                    32nd floor, 399 Park Avenue, New York,
                    United States of America
     Facsimile:  (212) 207 6470
     Attention:  Donald G Kilpatrick

     Search Investment NV

     Address:    c/- 9th Floor World-wide House, 19 Des
Voeux
     Road, Central, Hong      Kong
     Facsimile:  (852) 2810 1572
     Attention:  Simon Cox

     Manager Shareholders

     Address:    Solvay Road, Osborne,
South Australia
     Facsimile:  (618) 8248 8250
     Attention:  David Reid

     Buyer

     Address:    2100 Sanders Road, Northbrook, Illinois,
United
     States of   America
     Facsimile:  (847) 205 4894
     Attention:  Marshall I Smith, Esq.

     Company

     Address:    Solvay Road, Osborne,
South Australia
     Facsimile:  (618) 8248 8250
     Attention:  Chief Executive Officer

16.  GENERAL

16.1 Amendment

    This agreement may only be amended or supplemented in writing, signed by the parties.

16.2 Waiver

     The non-exercise of or delay in exercising any power or right of a party does not operate as a waiver of that power
     or right, nor does any single exercise of a power or right preclude any other or further exercise of it or the exercise of any other power or right. A power or right may only be
     waived in writing, signed by the party to be bound by the
     waiver.

16.3 Entire agreement

     This agreement and the Agreement and Plan of Merger constitute the entire agreement between the parties in relation to its subject matter. No understanding, arrangement or provision not expressly set out in this agreement will bind the parties. Accordingly, all correspondence, negotiations and other communications between
     the parties which precede this agreement are superseded by and merged in it.

16.4 Severability

     Any provision in this agreement which is invalid or unenforceable in any jurisdiction is to be read down for the
     purposes of that jurisdiction, if possible, so as to be valid and enforceable, and is otherwise capable of being severed to the extent of the invalidity or unenforceability, without
     affecting the remaining provisions of this agreement or affecting the validity or enforceability of that provision in
     any other jurisdiction, unless it materially alters the nature or any material term of this agreement.

16.5 No Assignment

     No party may assign or transfer any of its rights or obligations under this agreement without the prior consent in
     writing of all the other parties, other than as contemplated by this agreement.

16.6 Further Assurance

     Each party must do, sign, execute and deliver and must use its reasonable best efforts to procure that each of its employees and agents does, signs, executes and delivers, all
     deeds, documents, instruments and acts reasonably required of it or them by notice from another party to effectively carry out and give full effect to this agreement and the rights and obligations of the parties under it, both before and after
     Closing.

16.7 Counterparts

     This agreement may be executed in any number of counterparts and all of those counterparts taken together constitute one and the same instrument.

16.8 Attorneys

     Each attorney who executes this agreement on behalf of a
     party declares that the attorney has no notice of the revocation or suspension by the grantor or in any manner of
     the power of attorney under the authority of which the attorney executes this agreement and has no notice of the
     death of the grantor.

17.  LAW AND JURISDICTION

17.1 Governing Law

     This agreement is governed by the law in force in New
South
     Wales.

17.2 Submission to Jurisdiction

     The parties submit to the non-exclusive jurisdiction of the courts of New South Wales and any courts which may hear appeals from those courts in respect of any proceedings in
     connection with this agreement.

17.3 Status of Prudential

     Notwithstanding any other provision of this agreement, the parties hereby:

     (a) acknowledge that PAPE is an exempted limited partnership established and registered under the laws of the Cayman
          Islands, including, but not limited to, the Exempted
          Limited Partnership Law, 1991 of the Cayman
Islands (the
          ELP Law); and

      (b)  agree that, in accordance with such Cayman
Islands
          laws, which laws shall be deemed by express choice of
          the parties to be incorporated into and form a part of
          this agreement for such purpose, the limited partners of
          PAPE shall not be liable, except as otherwise provided
          in the ELP Law, for any liabilities or obligations incurred by Prudential, as the general partner of
PAPE,
          under this agreement or pursuant to any claim, action or
          dispute relating to this agreement or any related documents or matters.



EXECUTED as an agreement.

SIGNED BY, FOR AND ON BEHALF of
PRUDENTIAL ASSET MANAGEMENT ASIA LIMITED as the General Partner of Prudential
Asia Private Equity Limited Partnership
in the presence of:


Signed by Witness                Signed

                                 Title
SIGNED BY, FOR AND ON BEHALF of
PRUDENTIAL ASSET MANAGEMENT
ASIA LIMITED as the manager of certain
assets of and attorneyin-fact for The
Prudential Insurance Company of America
in the presence of:




Signed by Witness                Signed

                                 Title
For and on behalf of DGHA Persons and the Trusts who hereby accept the above terms and conditions and the above obligations to other parties to this agreement and undertake that the signatory below has capacity and authority to sign on their behalf and the signatory represents personally that he has such authority on behalf of the DGHA Persons and that he has no notice of revocation of any such authority and that he has the authority to execute this letter on behalf of such Trusts and to bind such
Trusts and the trustees of such Trust and that no action may be taken by any such Trust in contravention of this letter.


Donald G. Kilpatrick




SIGNED BY, FOR AND ON BEHALF of
SEARCH INVESTMENT NV by its
authorised representative:


                                 Signed



                                 Title




THE COMMON SEAL of HARRIS
CHEMICAL AUSTRALIA PTY LIMITED
(ACN 072 639 902) was affixed in the manner required by its articles of association:




Director/Secretary               Director
Name      Please Print           Name      Please Print
MARSUPIAL L.L.C.

by





Name:

Position:



MARSUPIAL-II L.L.C.

by









Name:

Position:





SIGNED by SODA ASH (L) BHD (a
Company incorporated in
Malaysia with Registration No.
LL00648) by its authorised
representative:




PLEASE PRINT NAME






SIGNED for and on behalf of
CHAND RAJIV KHANNA by its duly
appointed attorney who warrants
that the attorney has received
no notice of revocation of the
appointment in the presence of:




Witness                          Attorney
Name      Please Print           Name      Please Print
                                 Date of Power of Attorney


SIGNED for and on behalf of ANN
ELIZABETH KHANNA by its duly appointed attorney who warrants that the attorney has received no notice of revocation of the appointment in the presence of:

Witness                          Attorney
Name      Please Print           Name      Please Print
                                 Date of Power of Attorney
SIGNED for and on behalf of
GILBERT CALABY as trustees of the Calaby Family Trust by its duly appointed attorney who warrants that the attorney has received no notice of revocation of the appointment in the presence of:




Witness                          Attorney
Name      Please Print           Name      Please Print
                                 Date of Power of Attorney


SIGNED for and on behalf of
SUSAN MARGARET CALABY as
trustees of the Calaby Family Trust by its duly appointed attorney who warrants that the attorney has received no notice of revocation of the appointment in the presence of:




Witness                          Attorney
Name      Please Print           Name      Please Print
                                 Date of Power of Attorney
SIGNED for and on behalf of
GRAEME N M GAUNT by its duly appointed attorney who warrants that the attorney has received no notice of revocation of the appointment in the presence of:




Witness                          Attorney
Name      Please Print           Name      Please Print
                                 Date of Power of Attorney


SIGNED for and on behalf of
SANDRA M J GAUNT by its duly appointed attorney who warrants that the attorney has received no notice of revocation of the appointment in the presence of:




Witness                          Attorney
Name      Please Print           Name      Please Print
                                 Date of Power of Attorney
SIGNED for and on behalf of
RICHARD W ZIEBARTH by its duly appointed attorney who warrants that the attorney has received no notice of revocation of the appointment in the presence of:




Witness                          Attorney


Name      Please Print           Name      Please Print




                                 Date of Power of Attorney


SIGNED for and on behalf of
ELIZABETH ZIEBARTH by its duly appointed attorney who warrants that the attorney has received no notice of revocation of the appointment in the presence of:




Witness                          Attorney
Name      Please Print           Name      Please Print
                                 Date of Power of Attorney
SIGNED by DAVID ALEXANDER REID
in the presence of:




Witness

Name      Please Print           Name      Please Print











IMC GLOBAL INC. by:
















Name:



Position: Senior Vice President